Quarterly Supplemental 3rd Quarter 2018 Mkt at Springwoods Village Spring, TX Calhoun Commons Minneapolis, MN Mellody Farm Vernon Hills, IL El Camino Shopping Center Mellody Farm Woodland Hills, CA Vernon Hills, IL Investor Relations irinfo@RegencyCenters.com One Independent Drive, Suite 114 Jacksonville, FL 32202 904 598 7000 RegencyCenters.com

What we value at At Regency Centers, we have lived our values We add value. for 50 years by executing and successfully We believe in creating value from every meeting our commitments to our people, our transaction. We realize the critical importance customers, and our communities. We hold of executing, performing and delivering on our ourselves to that high standard every day. commitments. Our exceptional culture will set us apart for the next 50 years through our unending We perform for our investors. dedication to these beliefs: We believe that the capital that our investors have entrusted to us is precious. We are We are our people. open and transparent. We are committed We believe our people are our most to enhancing the investments of our fundamental asset - the best professionals shareholders, bond and mortgage holders, in the business who bring our culture to life. lenders, and co-investment partners. We are the company you want to work for and the people you want to do business with. We connect to our communities. We believe in contributing to the betterment We work together to sustain of our communities. We strive to develop superior results. and operate thriving shopping centers that We believe that, by partnering with each other are connected to our neighborhoods. We are and with our customers, our talented team continuously reducing our environmental will sustain superior results over the long impact through our greengenuity® program. term. We believe that when you are passionate about what you are doing and who you are We do what is right. working with in a results-oriented, family We believe in unwavering standards of atmosphere, you do it better. honesty and integrity. Since 1963, our Company has built its reputation by We provide exceptional service maintaining the highest ethical principles. to our customers. You will find differentiation in our character – We believe in putting our customers first. we do what is right and you can take us at This starts by owning, operating, and our word. developing dominant shopping centers that are exceptionally merchandised and We are the industry leader. maintained and most preferred by the We believe that through dedication to neighborhoods and communities where our excellence, innovation, and ongoing process best-in-class retailers will thrive. improvements, and by remaining focused on our core values, we will continue to be the industry leader in a highly competitive and ever-changing market. Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents September 30, 2018 Non-GAAP Disclosures ................................................................................................................................................ i Earnings Press Release .............................................................................................................................................. iii Summary Information: Summary Financial Information ................................................................................................................................... 1 Summary Real Estate Information ............................................................................................................................... 2 Financial Information: Consolidated Balance Sheets ....................................................................................................................................... 3 Consolidated Statements of Operations ........................................................................................................................ 4 Supplemental Details of Operations (Consolidated Only) ............................................................................................... 5 Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only) ................................................................ 6 Supplemental Details of Operations (Real Estate Partnerships Only) .............................................................................. 7 Supplemental Details of Same Property NOI as adjusted (Pro-Rata) ............................................................................... 8 Reconciliations of Non-GAAP Financial Measures and Additional Disclosures ................................................................... 9 Summary of Consolidated Debt ................................................................................................................................. 11 Summary of Consolidated Debt Detail ........................................................................................................................ 12 Summary of Unsecured Debt Covenants and Leverage Ratios ..................................................................................... 13 Summary of Unconsolidated Debt .............................................................................................................................. 14 Investment Activity: Property Transactions ............................................................................................................................................... 15 Summary of Development ......................................................................................................................................... 16 Summary of Redevelopment ..................................................................................................................................... 17 Co-investment Partnerships: Unconsolidated Investments ...................................................................................................................................... 18 Real Estate Information: Leasing Statistics ...................................................................................................................................................... 19 Average Base Rent by CBSA ...................................................................................................................................... 20 Significant Tenant Rents ........................................................................................................................................... 21 Tenant Lease Expirations .......................................................................................................................................... 22 Portfolio Summary Report by State ............................................................................................................................ 23 Components of NAV and Forward-Looking Information: Components of NAV .................................................................................................................................................. 30 Earnings Guidance .................................................................................................................................................... 31 Reconciliation of Net Income to Earnings Guidance ..................................................................................................... 32 Glossary of Terms ..................................................................................................................................................... 33

Non-GAAP Disclosures September 30, 2018 We use certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP. The pro- rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio, regardless of ownership structure.  The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable.  The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated co-investment partnerships.  A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item. We do not control the unconsolidated investment partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share. The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following:  The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and  Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information. Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement. i

Non-GAAP Disclosures September 30, 2018 The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance:  NAREIT Funds From Operations (NAREIT FFO): The Company believes NAREIT FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO.  Operating Funds From Operations (Operating FFO): The Company believes Operating FFO, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of NAREIT FFO to Operating FFO.  Net Operating Income (NOI): The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to pro-rata NOI.  Same Property NOI: The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company also provides disclosure of NOI excluding termination fees, which excludes bother termination fee income and expenses.  Same Property NOI as adjusted: For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI as adjusted, which is on a pro forma basis as if the merger had occurred January 1, 2017. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI and growth for future periods. We derived this information from the accounting records of Equity One and did not adjust such information. Equity One’s financial information for the two month period ended February 28, 2017 was subject to a limited internal review by Regency. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI as adjusted. Following is the detail for the non-ownership periods of Equity One included in Same Property NOI as adjusted: Two Months Ended February 2017 Same Property NOI detail for non-ownership periods of Equity One: Real Estate Revenues: Base Rent$ 44,644 Recoveries from Tenants 13,970 Percentage Rent 1,265 T ermination Fees 30 Other Income 582 Total Real Estate Revenues 60,491 Real Estate Operating Expenses: Operating and Maintenance 9,423 Real Estate Taxes 7,712 Ground Rent 78 Provision for Doubtful Accounts 267 Total Real Estate Operating Expenses 17,480 Same Property NOI $ 43,011 Same Property NOI without Termination Fees $ 42,981 Same Property NOI without Termination Fees or Redevelopments $ 37,748 ii

NEWS RELEASE For immediate release Laura Clark 904 598 7831 LauraClark@RegencyCenters.com Regency Centers Reports Third Quarter 2018 Results Company Increases 2018 Guidance JACKSONVILLE, FL. (October 25, 2018) – Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended September 30, 2018. Third Quarter 2018 Highlights • For the three months ended September 30, 2018, Net Income Attributable to Common stockholders (“Net Income”) of $0.41 per diluted share. • For the three months ended September 30, 2018, NAREIT Funds from Operations (“NAREIT FFO”) of $0.96 per diluted share. • Year-to-date same property Net Operating Income (“NOI”) as adjusted, excluding termination fees, increased 3.8% as compared to the same period in 2017. • As of September 30, 2018, percent leased for the same property portfolio increased 30 basis points sequentially to 95.9%. Spaces less than 10,000 square feet (“Small Shops”) were 92.3% leased, an increase of 10 basis points sequentially. • For the three months ended September 30, 2018, rent spreads on comparable new and renewal leases were 35.2% and 5.9%, respectively, with total rent spreads of 10.1%. • For the three months ended September 30, 2018, total leasing volume exceeded 2.3 million square feet of new and renewal leases. • On a year-to-date basis, including transactions subsequent to quarter end, the Company sold 9 properties for a total sales price of $194.7 million and acquired 6 properties for a total purchase price of $145.1 million, at Regency’s share. • As of September 30, 2018, a total of 22 properties were in development or redevelopment representing a total investment of $354.4 million. • On August 7, 2018, S&P Global Ratings affirmed its BBB+ issuer credit rating on Regency and revised its outlook upward to positive from stable. “I am extremely pleased with our performance this quarter and year-to-date as Regency’s exceptional portfolio continues to benefit from the momentum of successful retailers and our best-in-class team, producing 3.8% same property NOI growth year-to-date and reaching nearly 96% leased,” said Martin E. “Hap” Stein, Jr., Chairman and Chief Executive Officer. “I am confident that Regency has never been better positioned to navigate the rapidly evolving retail landscape, and consistently achieve sector leading earnings and dividend growth.” Financial Results Regency reported Net Income for the third quarter of $69.7 million, or $0.41 per diluted share compared to $59.7 million, or $0.35 per diluted share, for the same period in 2017. iii

The Company reported NAREIT FFO for the third quarter of $163.5 million, or $0.96 per diluted share, compared to $155.7 million, or $0.91 per diluted share, for the same period in 2017. The Company reported Operating Funds from Operations (“Operating FFO”), an additional performance measure used by Regency that excludes certain non-comparable items as well as non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments, for the third quarter of $151.2 million, or $0.89 per diluted share, compared to $148.6 million, or $0.87 per diluted share, for the same period in 2017. Operating Results Third quarter same property NOI, excluding termination fees, increased 2.9% compared to the same period in 2017, with base rent growth contributing 3.8%. As of September 30, 2018, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships was 95.4% leased. The same property portfolio was 95.9% leased, which is an increase of 30 basis points sequentially and an increase of 10 basis points from the same period in 2017. Same property small shops were 92.3% leased, which is an increase of 10 basis points sequentially. For the three months ended September 30, 2018, Regency executed over 2.3 million square feet of new and renewal leases. Rent spreads on comparable new and renewal leases were 35.2% and 5.9%, respectively, with total rent spreads of 10.1%. For the trailing twelve months, total rent spreads on comparable new and renewal leases, were 7.4%. Investments Property Transactions During the quarter, the Company acquired, into one of it’s co-investment partnerships, Ridgewood Shopping Center, a 93,000 square foot retail shopping center located in Raleigh, NC, anchored by Whole Foods, for a gross purchase price of $45.8 million. The Company’s share of the purchase price was $9.2 million. On a year-to-date basis, the Company has acquired 6 properties for a combined gross purchase price of $244.5 million. Regency’s share of the combined purchase price was $145.1 million at a weighted average cap rate of 4.9%. As previously disclosed, Regency sold 3 wholly-owned shopping centers during the quarter, for a combined gross sales price of $106.9 million. Subsequent to quarter end, Regency sold an additional two wholly-owned properties for a gross sale price of $51.9 million. These properties included Marketplace Shopping Center located in St. Petersburg, FL, anchored by LA Fitness, and Culpeper Colonnade located in Culpeper, VA, anchored by Martin’s, Dick’s Sporting Goods, PetSmart, and Staples. On a year-to-date basis, the Company has sold 9 properties for a combined gross sales price of $194.7 million, at a weighted average cap rate of 7.9%. iv

Developments and Redevelopments During the third quarter, the Company started two redevelopment projects, including Bloomingdale Square in Tampa, FL. Bloomingdale Square is a $19 million redevelopment, which will include Publix relocating and expanding into a space previously occupied by Walmart. The Company also completed one redevelopment project, Paces Ferry Plaza located in Atlanta, GA, which now includes a new grocery anchor, Whole Foods 365. At quarter end, the Company had 22 properties in development or redevelopment with combined, estimated net development costs of $354.4 million. In-process development projects were a combined 71% funded and 80% leased, and are expected to yield an average return of 7.3%. The year-to-date completed development and redevelopment projects have a combined cost of $253.4 million and are expected to yield an average return of 6.9%. Dividend On October 25, 2018, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.555 per share. The dividend is payable on November 28, 2018, to shareholders of record as of November 14, 2018. 2018 Guidance The Company has updated certain components of its 2018 earnings guidance. Please refer to the Company’s third quarter 2018 supplemental information package for a complete list of updates. 2018 Guidance Updated Guidance Previous Guidance Net Income Attributable to Common Stockholders $1.32 - $1.35 $1.32 - $1.36 NAREIT Funds From Operations per diluted share $3.76 - $3.79 $3.75 - $3.79 Operating Funds from Operations per diluted share $3.51 - $3.54 $3.50 - $3.54 Same Property Net Operating Income, as adjusted, Growth excluding +/- 3.25% 2.75% - 3.25% termination fees (pro-rata) Conference Call Information To discuss Regency’s third quarter results, the Company will host a conference call on Friday, October 26, 2018, at 10:00 a.m. EDT. Dial-in and webcast information is listed below. Third Quarter 2018 Earnings Conference Call Date: Friday, October 26, 2018 Time: 10:00 a.m. ET Dial#: 877-407-0789 or 201-689-8562 Webcast: investors.regencycenters.com v

Replay Webcast Archive: Investor Relations page under Events & Webcasts Non-GAAP Disclosure The Company uses certain non-GAAP performance measures, in addition to the required GAAP presentations, as it believes these measures improve the understanding of the Company's operational results. Regency manages its entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, the Company believes presenting its pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. Management continually evaluates the usefulness, relevance, limitations, and calculation of the Company’s reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered a substitute measure of cash flows from operations. Operating FFO is an additional performance measure that excludes from NAREIT FFO: (i) transaction related income or expenses; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; (iv) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (v) other amounts as they occur. The Company believes Operating FFO, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company’s period-over- period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income to NAREIT FFO and Operating FFO for actual results. vi

Reconciliation of Net (Loss) Income Attributable to Common Stockholders to NAREIT FFO and Operating FFO - Actual (in thousands) For the Periods Ended September 30, 2018 and 2017 Three Months Ended Year to Date 2018 2017 2018 2017 Reconciliation of Net Income (Loss) to NAREIT FFO: Net Income (Loss) Attributable to Common Stockholders $ 69,722 59,666 $ 170,222 74,810 Adjustments to reconcile to NAREIT Funds From Operations(1): Depreciation and amortization (ex cluding FF&E) 96,795 99,284 290,182 266,873 Prov ision for impairment to operating properties 407 - 28,901 - Gain on sale of operating properties (3,610) (3,349) (3,958) (8,415) Exchangeable operating partnership units 147 132 358 217 NAREIT Funds From Operations $ 163,461 155,733$ 485,705 333,485 Reconciliation of NAREIT FFO to Operating FFO: NAREIT Funds From Operations $ 163,461 155,733 $ 485,705 333,485 Adjustments to reconcile to Operating Funds From Operations(1): Acquisition pursuit and closing costs - - - 138 Gain on sale of land (53) (119) (1,030) (2,969) Prov ision for impairment to land 448 - 542 - Loss on derivative instruments and hedge ineffectiveness - 2 - (12) Early extinguishment of debt - - 11,172 12,404 Interest on bonds for period from notice to redemption - - 600 - Merger related costs - 1,175 - 75,584 Merger related debt offering interest - - - 975 Preferred redemption costs - 2,859 - 12,226 Hurricane losses - 1,852 - 1,852 Straight line rent, net (4,811) (4,828) (13,641) (13,596) Above/below market rent amortization, net (6,931) (7,293) (26,732) (19,605) Debt premium/discount amortization (931) (789) (2,727) (2,441) Operating Funds From Operations $ 151,183 148,592$ 453,889 398,040 Weighted Average Shares For Diluted Earnings per Share 169,839 170,466 170,166 156,190 Weighted Average Shares For Diluted FFO and Operating FFO per Share 170,188 170,816 170,516 156,467 (1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests. Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency’s properties. The Company provides a reconciliation of net income to pro-rata same property NOI. vii

Reconciliation of Net Income Attributable to Common Stockholders to Pro-Rata Same Property NOI - as adjusted Actual (in thousands) For the Periods Ended September 30, 2018 and 2017 Three Months Ended Year to Date 2018 2017 2018 2017 Net Income (Loss) Attributable to Common Stockholders $ 69,722 59,666 $ 170,222 74,810 Less: Management, transaction, and other fees (6,954) (6,047) (20,999) (19,353) Gain on sale of real estate (3,228) (131) (4,448) (4,913) Other(1) (13,016) (13,273) (44,822) (36,534) Plus: Depreciation and amortization 89,183 91,474 266,812 243,757 General and administrativ e 17,564 15,199 51,947 49,618 Other operating expense, excluding provision for doubtful accounts 909 2,130 2,825 78,774 Other expense (income) 36,550 33,708 150,568 106,734 Equity in income of investments in real estate excluded from NOI (2) 14,323 11,809 45,083 38,519 Net income attributable to noncontrolling interests 812 769 2,366 2,101 Preferred stock dividends and issuance costs - 3,147 - 16,128 NOI 205,865 198,451 619,554 549,641 Less non-same property NOI (3) (5,943) (4,738) (19,339) (14,123) Plus same property NOI for non-ownership periods of Equity One(4) - - - 43,011 Same Property NOI as adjusted $ 199,922 193,713 $ 600,215 578,529 Same Property NOI as adjusted without Termination Fees $ 199,040 193,449 $ 599,543 577,761 Same Property NOI as adjusted without Termination Fees or Redevelopments $ 176,309 173,878 $ 531,635 520,450 (1) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests. (2) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense. (3) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests. (4) Refer to page ii of the Company's third quarter 2018 supplemental package for Same Property NOI detail for the non-ownership periods of Equity One. Reported results are preliminary and not final until the filing of the Company’s Form 10-Q with the SEC and, therefore, remain subject to adjustment. viii

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Operating FFO — Guidance (per diluted share) Full Year NAREIT FFO and Operating FFO Guidance: 2018 Low High Net income attributable to common stockholders $ 1.32 1.35 Adjustments to reconcile net income to NAREIT FFO: Depreciation and amortization 2.29 2.29 Prov ision for impairment 0.17 0.17 Gain on sale of operating properties (0.02) (0.02) NAREIT Funds From Operations $ 3.76 3.79 Adjustments to reconcile NAREIT FFO to Operating FFO: Gain on sale of land (0.01) (0.01) Early extinguishment of debt 0.07 0.07 Other non-comparable costs 0.01 0.01 Straight line rent, net (0.10) (0.10) Market rent amortization, net (0.20) (0.20) Debt mark-to-market (0.02) (0.02) Operating Funds From Operations $ 3.51 3.54 The Company has published forward-looking statements and additional financial information in its third quarter 2018 supplemental information package that may help investors estimate earnings for 2018. A copy of the Company’s third quarter 2018 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company’s Form 10-Q for the quarter ended September, 2018. Regency may, but assumes no obligation to, update information in the supplemental package from time to time. About Regency Centers Corporation (NYSE: REG) Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in affluent and densely populated trade areas. Our portfolio includes thriving properties merchandised ix with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit regencycenters.com. ### Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements. x

Summary Financial Information September 30, 2018 (in thousands, except per share data) Three Months Ended Year to Date 2018 2017 2018 2017 Financial Results Net income (loss) attributable to common stockholders (page 4) $69,722 $59,666 $170,222 $74,810 Net income (loss) per diluted share $0.41 $0.35 $1.00 $0.48 NAREIT Funds From Operations (NAREIT FFO) (page 9) $163,461 $155,733 $485,705 $333,485 NAREIT FFO per diluted share $0.96 $0.91 $2.85 $2.13 Operating Funds From Operations (Operating FFO) (page 9) $151,183 $148,592 $453,889 $398,040 Operating FFO per diluted share $0.89 $0.87 $2.66 $2.54 Same Property NOI as adjusted without termination fees (page 8) $199,040 $193,449 $599,543 $577,761 % growth 2.9% 3.8% Operating EBITDAre (page 10) $197,180 $192,855 $592,451 $525,687 Dividends paid per share and unit $0.555 $0.530 $1.665 $1.570 Payout ratio of Operating FFO per share (diluted) 62.4% 60.9% 62.6% 61.8% Diluted share and unit count Weighted average shares (diluted) - Net income (loss) 169,839 170,466 170,166 156,190 Weighted average shares (diluted) - NAREIT FFO and Operating FFO 170,188 170,816 170,516 156,467 As of As of As of As of 9/30/18 12/31/17 12/31/16 12/31/15 Capital Information Market price per common share $64.67 $69.18 $68.95 $68.12 Common shares outstanding 169,442 171,365 104,497 97,213 Exchangeable units held by noncontrolling interests 350 350 154 154 Common shares and equivalents issued and outstanding 169,792 171,715 104,651 97,367 Market equity value of common and convertible shares $10,980,424 $11,879,231 $7,215,718 $6,632,627 Non-convertible preferred stock $0 $0 $325,000 $325,000 Outstanding debt $4,243,754 $4,115,588 2,111,450 $2,363,238 Less: cash (44,486) (49,381) ($17,879) ($40,623) Net debt $4,199,268 $4,066,207 $2,093,571 $2,322,615 Total market capitalization $15,179,692 $15,945,438 $9,634,289 $9,280,242 Debt metrics (pro-rata; trailing 12 months "TTM")(1) Net Debt-to-Operating EBITDAre 5.4x 5.4x 4.4x 5.2x Fixed charge coverage 4.1x 4.1x 3.3x 2.8x (1) In light of the merger with Equity One on March 1, 2017, debt metric calculations for 2017 include legacy Regency results for the trailing 12 months and the annualized impact of year to date results for the Equity One contribution post merger. 1

Summary Real Estate Information September 30, 2018 (GLA in thousands) Wholly Owned and 100% of Co-investment Partnerships 9/30/2018 6/30/2018 3/31/2018 12/31/2017 9/30/2017 Number of properties 426 428 429 426 427 Number of retail operating properties 415 417 414 412 413 Number of same properties 403 406 409 395 399 Number of properties in redevelopment 14 13 9 14 22 Number of properties in development 881098 Gross Leasable Area (GLA) - All properties 53,647 54,111 54,174 53,881 54,067 GLA including retailer-owned stores - All properties 58,238 59,074 59,137 58,845 59,031 GLA - Retail operating properties 51,857 52,312 52,378 52,161 52,250 GLA - Same properties 50,916 51,464 51,667 50,144 50,624 GLA - Properties in redevelopment(1) 2,649 2,341 1,934 3,607 4,907 GLA - Properties in development 1,176 1,184 1,575 1,461 1,348 Wholly Owned and Pro-Rata Share of Co-investment Partnerships GLA - All properties 43,523 44,053 44,131 44,015 44,281 GLA including retailer-owned stores - All properties 48,113 49,016 48,982 48,979 49,244 GLA - Retail operating properties 41,949 42,471 42,553 42,456 42,536 GLA - Same properties 41,218 41,758 41,961 40,601 41,073 Spaces ≥ 10,000 sf 25,966 26,321 26,482 25,605 25,914 Spaces < 10,000 sf 15,252 15,437 15,479 14,996 15,159 GLA - Properties in redevelopment(1) 1,682 1,450 1,235 2,817 4,138 GLA - Properties in development 1,032 1,040 1,431 1,374 1,348 % leased - All properties 95.4% 95.0% 95.1% 95.5% 95.3% % leased - Retail operating properties 95.9% 95.5% 95.7% 96.2% 95.9% % leased - Same properties (2) 95.9% 95.6% 95.7% 96.1% 95.8% Spaces ≥ 10,000 sf (2) 98.0% 97.5% 97.7% 98.2% 97.8% Spaces < 10,000 sf (2) 92.3% 92.2% 92.3% 92.6% 92.4% Average % leased - Same properties (2) 95.7% 95.7% 95.8% 95.8% 95.8% % commenced - Same properties (2)(3) 94.3% 93.9% 94.1% 94.1% 93.4% Same property NOI as adjusted growth - YTD (see page 8) 3.7% 3.9% 4.3% 3.5% 3.9% Same property NOI as adjusted growth without termination fees - YTD (see page 8) 3.8% 4.1% 4.0% 3.6% 4.0% Same property NOI as adjusted growth without termination fees or redevelopments - YTD (see page 8) 2.1% 2.4% 2.6% 2.7% 3.3% Rent spreads - Trailing 12 months (4) (see page 19) 7.4% 6.7% 7.9% 7.8% 9.4% (1) Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise. (2) Prior periods adjusted for current same property pool. (3) Excludes leases that are signed but have not yet commenced. (4) Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed. 2

Consolidated Balance Sheets September 30, 2018 and December 31, 2017 (in thousands) 2018 2017 (unaudited) Assets Real estate investments at cost: Land, building and improvements$ 10,854,283 $ 10,578,430 Properties in development 36,707 314,391 10,890,990 10,892,821 Less: accumulated depreciation 1,474,769 1,339,771 9,416,221 9,553,050 Investments in real estate partnerships 458,051 386,304 Net real estate investments 9,874,272 9,939,354 Properties held for sale 51,892 - Cash and cash equivalents 44,486 49,381 Accounts receivable, net 60,528 66,586 Straight line rent receivables, net 100,181 88,596 Notes receivable - 15,803 Deferred leasing costs, net 85,292 80,044 Acquired lease intangible assets, net 412,653 478,826 Goodwill 318,710 331,884 Other assets 109,016 95,243 Total assets$ 11,057,030 $ 11,145,717 Liabilities and Equity Liabilities: Notes payable$ 3,008,592 $ 2,971,715 Unsecured credit facilities 708,616 623,262 Total notes payable 3,717,208 3,594,977 Accounts payable and other liabilities 236,250 234,272 Acquired lease intangible liabilities, net 507,341 537,401 Tenants' security and escrow deposits 43,988 46,013 Total liabilities 4,504,787 4,412,663 Equity: Stockholders' Equity: Common stock, $.01 par 1,694 1,714 Additional paid in capital 7,736,665 7,854,797 Accumulated other comprehensive income (loss) 14,066 (6,289) Distributions in excess of net income (1,240,331) (1,158,170) Total stockholders' equity 6,512,094 6,692,052 Noncontrolling Interests: Exchangeable operating partnership units 10,726 10,907 Limited partners' interest 29,423 30,095 Total noncontrolling interests 40,149 41,002 Total equity 6,552,243 6,733,054 Total liabilities and equity$ 11,057,030 $ 11,145,717 These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission. 3

Consolidated Statements of Operations For the Periods Ended September 30, 2018 and 2017 (in thousands) (unaudited) Three Months Ended Year to Date 2018 2017 2018 2017 Revenues: Minimum rent $ 204,005 195,393 $ 614,224 532,625 Percentage rent 1,224 1,147 6,292 5,509 Recoveries from tenants and other income 66,127 59,554 194,900 162,089 Management, transaction, and other fees 6,954 6,047 20,999 19,353 Total revenues 278,310 262,141 836,415 719,576 Operating Expenses: Depreciation and amortization 89,183 91,474 266,812 243,757 Operating and maintenance 40,557 38,020 124,924 103,888 General and administrative 17,564 15,199 51,947 49,618 Real estate taxes 35,129 29,315 97,096 79,636 Other operating expense 2,045 3,195 6,476 81,621 Total operating expenses 184,478 177,203 547,255 558,520 Other Expense (Income): Interest expense, net of interest income 36,618 34,679 111,477 97,285 Provision for impairment 855 - 29,443 - Early extinguishment of debt - - 11,172 12,404 Net investment (income) loss (923) (971) (1,524) (2,955) Total other expense 36,550 33,708 150,568 106,734 Income (loss) from operations before equity in income of investments in real estate partnerships 57,282 51,230 138,592 54,322 Equity in income of investments in real estate partnerships 10,024 12,221 29,548 33,804 Income (loss) from operations 67,306 63,451 168,140 88,126 Gain on sale of real estate, net of tax 3,228 131 4,448 4,913 Net income (loss) 70,534 63,582 172,588 93,039 Noncontrolling Interests: Exchangeable operating partnership units (147) (132) (358) (217) Limited partners' interests in consolidated partnerships (665) (637) (2,008) (1,884) Net income (loss) attributable to noncontrolling interests (812) (769) (2,366) (2,101) Net income (loss) attributable to controlling interests 69,722 62,813 170,222 90,938 Preferred stock dividends and issuance costs - (3,147) - (16,128) Net income (loss) attributable to common stockholders $ 69,722 59,666 $ 170,222 74,810 These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission. 4

Supplemental Details of Operations (Consolidated Only) For the Periods Ended September 30, 2018 and 2017 (in thousands) Three Months Ended Year to Date 2018 2017 2018 2017 Real Estate Revenues: Base rent$ 191,920 182,921 $ 572,206 498,603 Recoveries from tenants 60,393 54,483 178,865 149,811 Percentage rent 1,224 1,147 6,292 5,509 Termination fees 812 191 2,102 623 Other income 4,922 4,921 13,933 11,696 Total real estate revenues 259,271 243,663 773,398 666,242 Real Estate Operating Expenses: Operating and maintenance 36,712 35,046 112,523 95,346 Real estate taxes 35,129 29,315 97,096 79,636 Ground rent 3,052 2,218 8,387 6,433 Termination expense - - 1,700 - Provision for doubtful accounts 1,136 1,065 3,651 2,847 Total real estate operating expenses 76,029 67,644 223,357 184,262 Other Rent Amounts: Straight line rent on base rent 4,955 5,014 14,781 13,901 Straight line rent on ground rent (367) (295) (1,108) (853) Above/below market rent amortization 7,130 7,459 27,237 20,121 Above/below market ground rent amortization (426) (503) (1,206) (1,297) Total other rent amounts 11,292 11,675 39,704 31,872 Fee Income: Property management fees 3,588 3,446 11,008 10,452 Asset management fees 1,840 1,761 5,347 5,313 Leasing commissions and other fees 1,526 840 4,644 3,588 Total fee income 6,954 6,047 20,999 19,353 Interest Expense, net: Gross interest expense 36,286 35,286 110,919 97,387 Derivative amortization 2,102 2,102 6,306 6,306 Debt cost amortization 1,324 1,095 3,930 3,401 Debt premium/discount amortization (965) (832) (2,846) (2,574) Capitalized interest (1,670) (2,488) (5,820) (5,778) Interest income (459) (486) (1,012) (1,452) Total interest expense, net 36,618 34,677 111,477 97,290 General & Administrative, net: Gross general & administrative 17,125 17,629 53,720 55,511 Stock-based compensation 4,173 3,749 12,309 11,150 Capitalized direct leasing compensation costs (1,696) (2,507) (4,927) (7,483) Capitalized direct development compensation costs (3,011) (4,632) (10,701) (12,517) Total general & administrative, net 16,591 14,239 50,401 46,661 Real Estate (Gains) Losses: Gain on sale of operating properties (3,176) (12) (3,533) (2,635) Provision for impairment of operating properties 407 - 28,901 - Gain on sale of land (52) (119) (915) (2,278) Provision for impairment of land 448 - 542 - Total real estate (gains) losses (2,373) (131) 24,995 (4,913) Depreciation, Transaction and Other Expense (Income): Depreciation and amortization (including FF&E) 89,183 91,474 266,812 243,757 Acquisition pursuit and closing costs - - - 131 Development pursuit costs 366 193 486 507 Merger related costs - 1,175 - 75,584 Loss from deferred compensation plan, net 40 23 68 70 Early extinguishment of debt - - 11,172 12,404 Hedge ineffectiveness - 2 - (4) (Gain) loss on sale of investments 10 (34) (46) (69) Other expenses 543 762 2,339 2,552 Total depreciation, transaction and other expense (income) 90,142 93,595 280,831 334,932 These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10- K filed with the Securities and Exchange Commission. 5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only) September 30, 2018 and December 31, 2017 (in thousands) Noncontrolling Interests Share of JVs 2018 2017 2018 2017 Assets Land, building and improvements $ (77,410) (77,528) $ 1,325,196 1,248,224 Properties in development (659) (597) 31,817 14,599 (78,069) (78,125) 1,357,013 1,262,823 Less: accumulated depreciation (11,976) (10,645) 410,033 387,587 Net real estate investments (66,093) (67,480) 946,980 875,236 Cash and cash equivalents (3,029) (3,098) 18,180 11,123 Accounts receivable, net (1,489) (1,334) 4,844 5,641 Straight line rent receivables, net (1,572) (1,444) 17,072 16,539 Deferred leasing costs, net (1,335) (1,383) 14,254 13,905 Acquired lease intangible assets, net (876) (1,061) 15,529 14,268 Other assets (1,035) (357) 14,018 7,291 Total assets $ (75,429) (76,157) $ 1,030,877 944,003 Liabilities Notes payable $ (43,873) (43,121) $ 526,546 520,611 Accounts payable and other liabilities (1,450) (2,172) 30,346 21,977 Acquired lease intangible liabilities, net (420) (482) 12,430 11,323 Tenants' security and escrow deposits (263) (287) 3,504 3,788 Total liabilities $ (46,006) (46,062) $ 572,826 557,699 Note Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. 6

Supplemental Details of Operations (Real Estate Partnerships Only) For the Periods Ended September 30, 2018 and 2017 (in thousands) Noncontrolling Interests Share of JVs Three Months Ended Year to Date Three Months Ended Year to Date 2018 2017 2018 2017 2018 2017 2018 2017 Real Estate Revenues: Base rent $ (1,868) (1,711) $ (5,543) (4,938) 26,030$ 25,241 78,011$ 74,183 Recoveries from tenants (602) (475) (1,867) (1,422) 8,099 7,688 25,230 23,309 Percentage rent - - (3) (4) 142 141 1,003 1,102 Termination fees - - (9) (20) 82 83 418 241 Other income (36) (49) (108) (113) 493 584 1,430 1,925 Total real estate revenues (2,506) (2,235) (7,530) (6,497) 34,846 33,737 106,092 100,760 Real Estate Operating Expenses: Operating and maintenance (365) (287) (1,123) (938) 5,241 4,907 16,606 14,959 Real estate taxes (397) (317) (1,149) (804) 5,151 4,511 14,335 12,647 Ground rent (28) (26) (83) (78) 92 91 279 273 Termination expense - - - - - - - 113 Provision for doubtful accounts 8 (7) (57) (15) 15 198 241 445 Total real estate operating expenses (782) (637) (2,412) (1,835) 10,499 9,707 31,461 28,437 Other Rent Amounts: Straight line rent on base rent (38) (41) (144) (225) 386 133 541 721 Straight line rent on ground rent 16 17 48 52 - - - - Above/below market rent amortization (8) (15) (33) (47) 235 358 745 844 Above/below market ground rent amortization 6 - 6 1 (6) (6) (17) (17) Total other rent amounts (24) (39) (123) (219) 615 485 1,269 1,548 Fee Income: Asset management fees - - - - (294) (284) (854) (860) Total fee income - - - - (294) (284) (854) (860) Interest Expense, net: Gross interest expense (423) (391) (1,248) (1,145) 6,102 6,230 18,258 18,364 Debt cost amortization (40) (10) (106) (38) 134 106 381 328 Debt premium/discount amortization - - - - 34 43 119 133 Total interest expense, net (463) (401) (1,354) (1,183) 6,270 6,379 18,758 18,825 General & Administrative, net: Gross general & administrative - - - - 27 28 138 134 Total general & administrative, net - - - - 27 28 138 134 Real Estate (Gains) Losses: (Gain) loss on sale of operating properties - - - - (434) (3,337) (425) (5,780) (Gain) loss on sale of land - - - - (1) - (115) (691) Total real estate (gains) losses - - - - (435) (3,337) (540) (6,471) Depreciation, Transaction and Other Expense (Income): Depreciation and amortization (including FF&E) (613) (588) (1,841) (1,736) 8,690 8,856 26,673 26,162 Acquisition pursuit and closing costs - - - - - - - 7 Development pursuit costs - - - - 16 9 36 14 Hedge ineffectiveness - - - - - - - (8) Other expenses (7) (11) (38) (78) 76 75 433 544 Total depreciation, transaction and other expense (income) (620) (599) (1,879) (1,814) 8,782 8,940 27,142 26,719 Note Noncontrolling interests represent limited partners’ interests in consolidated partnerships’ activities and Share of JVs represents the Company’s share of co-investment partnerships’ activities, of which each are included on a single line presentation in the Company’s consolidated financial statements in accordance with GAAP. 7

Supplemental Details of Same Property NOI as adjusted (Pro-Rata) For the Periods Ended September 30, 2018 and 2017 (in thousands) Same Property NOI is a non-GAAP key measure used by management in evaluating the operating performance of our properties and includes pro-rata share of unconsolidated co- investment partnerships. For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI as adjusted, which is on a pro forma basis as if the merger had occurred January 1, 2017. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI growth for future periods. Three Months Ended Year to Date 2018 2017 2018 2017 Same Property NOI as adjusted Detail: Real Estate Revenues: Base Rent $ 208,247 200,866 $ 620,762 598,763 Recoveries from Tenants 65,785 60,184 196,175 182,323 Percentage Rent 1,353 1,274 7,243 7,799 Termination Fees 882 264 2,372 881 Other Income 4,763 4,775 13,466 11,889 Total Real Estate Revenues 281,030 267,363 840,018 801,655 Real Estate Operating Expenses: Operating and Maintenance 39,931 37,485 122,103 115,171 Termination Expense - - 1,700 113 Real Estate Taxes 37,577 32,739 105,260 97,248 Ground Rent 2,384 2,278 7,096 6,807 Provision for Doubtful Accounts 1,216 1,148 3,644 3,787 Total Real Estate Operating Expenses 81,108 73,650 239,803 223,126 Same Property NOI as adjusted $ 199,922 193,713 $ 600,215 578,529 % change 3.2% 3.7% Same Property NOI as adjusted without Termination Fees $ 199,040 193,449 $ 599,543 577,761 % change 2.9% 3.8% Same Property NOI as adjusted without Termination Fees or Redevelopments $ 176,309 173,878 $ 531,635 520,450 % change 1.4% 2.1% Reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI as adjusted: Net income (loss) attributable to common stockholders $ 69,722 59,666 $ 170,222 74,810 Less: Management, transaction, and other fees (6,954) (6,047) (20,999) (19,353) Gain on sale of real estate (3,228) (131) (4,448) (4,913) Other (1) (13,016) (13,273) (44,822) (36,534) Plus: Depreciation and amortization 89,183 91,474 266,812 243,757 General and administrative 17,564 15,199 51,947 49,618 Other operating expense, excluding provision for doubtful accounts 909 2,130 2,825 78,774 Other expense (income) 36,550 33,708 150,568 106,734 Equity in income of investments in real estate excluded from NOI (2) 14,323 11,809 45,083 38,519 Net income attributable to noncontrolling interests 812 769 2,366 2,101 Preferred stock dividends and issuance costs - 3,147 - 16,128 NOI 205,865 198,451 619,554 549,641 Less non-same property NOI (3) (5,943) (4,738) (19,339) (14,123) Plus same property NOI for non-ownership periods of Equity One(4) - - - 43,011 Same Property NOI as adjusted $ 199,922 193,713 $ 600,215 578,529 (1) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests. (2) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense. (3) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests. (4) See page ii for Same Property NOI detail for the non-ownership periods of Equity One. 8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures For the Periods Ended September 30, 2018 and 2017 (in thousands, except per share data) Three Months Ended Year to Date 2018 2017 2018 2017 Reconciliation of Net Income (Loss) to NAREIT FFO: Net Income (Loss) Attributable to Common Stockholders$ 69,722 59,666 $ 170,222 74,810 Adjustments to reconcile to NAREIT Funds From Operations(1): Depreciation and amortization (excluding FF&E) 96,795 99,284 290,182 266,873 Provision for impairment to operating properties 407 - 28,901 - Gain on sale of operating properties (3,610) (3,349) (3,958) (8,415) Exchangeable operating partnership units 147 132 358 217 NAREIT Funds From Operations $ 163,461 155,733 $ 485,705 333,485 NAREIT FFO per share (diluted) $ 0.96 0.91 $ 2.85 2.13 Weighted average shares (diluted) 170,188 170,816 170,516 156,467 Reconciliation of NAREIT FFO to Operating FFO: NAREIT Funds From Operations$ 163,461 155,733 $ 485,705 333,485 Adjustments to reconcile to Operating Funds From Operations(1): Acquisition pursuit and closing costs - - - 138 Gain on sale of land (53) (119) (1,030) (2,969) Provision for impairment to land 448 - 542 - Hedge ineffectiveness - 2 - (12) Early extinguishment of debt - - 11,172 12,404 Interest on bonds for period from notice to redemption - - 600 - Merger related costs - 1,175 - 75,584 Merger related debt offering interest - - - 975 Preferred redemption costs - 2,859 - 12,226 Hurricane losses - 1,852 - 1,852 Straight line rent, net (4,811) (4,828) (13,641) (13,596) Above/below market rent amortization, net (6,931) (7,293) (26,732) (19,605) Debt premium/discount amortization (931) (789) (2,727) (2,441) Operating Funds From Operations $ 151,183 148,592$ 453,889 398,040 Operating FFO per share (diluted) $ 0.89 0.87$ 2.66 2.54 Weighted average shares (diluted) 170,188 170,816 170,516 156,467 Additional Disclosures: Other Non Cash Expense(1) Derivative amortization $ 2,102 2,102 $ 6,306 6,306 Debt cost amortization 1,418 1,191 4,205 3,691 Stock-based compensation 4,173 3,749 12,309 11,150 Other Non Cash Expense $ 7,693 7,042 $ 22,820 21,147 Capital Expenditures(1) Leasing commissions $ 4,193 4,627 $ 11,176 13,706 Tenant allowance and landlord work 15,391 8,389 39,595 22,556 Building improvements 9,172 6,220 17,772 11,864 Capital Expenditures $ 28,756 19,236$ 68,543 48,126 (1) Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests. 9

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures (continued) For the Periods Ended September 30, 2018 and 2017 (in thousands) Three Months Ended Year to Date 2018 2017 2018 2017 Reconciliation of Net Income (Loss) to NAREIT EBITDAre : Net Income (Loss)$ 70,534 63,582 $ 172,588 93,039 Adjustments to reconcile to NAREIT EBITDAre (1): Interest expense 43,347 41,542 131,247 117,567 Depreciation and amortization 97,873 100,330 293,485 269,919 Gain on sale of operating properties (3,610) (3,349) (3,958) (8,415) Provision from impairment to operating properties 407 - 28,901 - NAREIT EBITDAre $ 208,551 202,105$ 622,263 472,110 Reconciliation of NAREIT EBITDAre to Operating EBITDAre : NAREIT EBITDAre $ 208,551 202,105 $ 622,263 472,110 Adjustments to reconcile to Operating EBITDAre (1): Acquisition pursuit and closing costs - - - 138 Gain on sale of land (53) (119) (1,030) (2,969) Provision for impairment to land 448 - 542 - Hedge ineffectiveness - 2 - (12) Early extinguishment of debt - - 11,172 12,404 Merger related costs - 1,175 - 75,584 Straight line rent, net (4,833) (4,852) (13,737) (13,769) Above/below market rent amortization, net (6,933) (7,308) (26,759) (19,651) Operating EBITDAre $ 197,180 192,855$ 592,451 525,687 (1) Includes pro-rata share of unconsolidated co-investment partnerships. 10

Summary of Consolidated Debt September 30, 2018 and December 31, 2017 (in thousands) Total Debt Outstanding: 9/30/18 12/31/17 Notes Payable: Fixed rate mortgage loans $ 496,004 610,049 Variable-rate mortgage loans 37,864 36,010 Fixed rate unsecured public debt 2,286,125 2,138,156 Fixed rate unsecured private debt 188,599 187,500 Unsecured credit facilities: Revolving line of credit 145,000 60,000 Term Loans 563,616 563,262 Total $ 3,717,208 3,594,977 Weighted Average Scheduled Mortgage Contractual Principal Loan Unsecured Interest Rate on Schedule of Maturities by Year: Payments Maturities Maturities (1) Total Maturities 2018 $ 2,196 - - 2,196 - 2019 9,519 13,216 - 22,735 6.3% 2020 11,287 78,580 300,000 389,867 3.8% 2021 11,600 77,060 250,000 338,660 4.9% 2022 11,799 5,848 710,000 727,647 2.9% 2023 10,043 59,373 - 69,416 3.3% 2024 5,301 88,542 250,000 343,843 3.7% 2025 4,207 - 250,000 254,207 3.9% 2026 4,420 88,000 200,000 292,420 3.8% 2027 4,312 32,915 525,000 562,227 3.6% >10 years 8,773 387 725,000 734,160 4.1% Unamortized debt premium/(discount), net of issuance costs - 6,490 (26,660) (20,170) $ 83,457 450,411 3,183,340 3,717,208 3.8% Percentage of Total Debt: 9/30/18 12/31/17 Fixed 95.1% 97.3% Variable 4.9% 2.7% Current Weighted Average Contractual Interest Rates:(2) Fixed 3.8% 4.0% Variable 2.9% 2.1% Combined 3.8% 4.0% Current Weighted Average Effective Interest Rate:(3) Combined 4.1% 4.2% Average Years to Maturity: Fixed 8.5 8.6 Variable 3.4 2.2 (1) Includes unsecured public and private placement debt, unsecured term loans, and unsecured revolving line of credit. (2) Interest rates are calculated as of the quarter end. (3) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees. 11

Summary of Consolidated Debt As of September 30, 2018 and December 31, 2017 (in thousands) Contractual Effective Lender Collateral Rate Rate (1) Maturity 9/30/18 12/31/17 Secured Debt - Fixed Rate Mortgage Loans Peoples United Bank The Village Center 6.3% 06/01/19 $ 13,561 13,930 Allianz Life Insurance Company Willow Festival 7.3% 01/10/20 39,505 39,505 Nationwide Bank Kent Place 3.3% 04/01/20 8,250 8,250 CUNA Mutal Insurance Society Ocala Corners 6.5% 04/01/20 4,210 4,389 New York Life Insurance Company Scripps Ranch Marketplace 3.8% 11/10/20 27,000 27,000 Wells Fargo University Commons 5.5% 01/10/21 36,570 36,994 Jefferson Pilot BridgeMill 7.9% 05/05/21 5,235 5,596 John Hancock Life Insurance Company Kirkwood Commons 7.7% 10/01/22 8,907 9,383 Wells Fargo Hewlett I 4.4% 01/06/23 9,598 - TD Bank Black Rock Shopping Center 2.8% 04/01/23 20,000 20,000 State Farm Life Insurance Company Tech Ridge Center 5.8% 06/01/23 5,969 6,769 American United Life Insurance Company Westport Plaza 7.5% 08/01/23 2,714 2,897 TD Bank Brickwalk Shopping Center 3.2% 11/01/23 33,000 33,000 Genworth Life Insurance Company Aventura, Oakbrook & Treasure Coast 6.5% 02/28/24 15,028 16,685 Prudential Insurance Company of America 4S Commons Town Center 3.5% 06/05/24 85,000 85,000 Great-West Life & Annuity Insurance Co Erwin Square 3.8% 09/01/24 10,000 10,000 Metropolitan Life Insurance Company Westbury Plaza 3.8% 02/01/26 88,000 88,000 PNC Bank Fellsway Plaza 4.1% 06/02/27 37,500 37,500 NYLIM Real Estate Group Oak Shade Town Center 6.1% 05/10/28 7,718 8,149 New York Life Insurance Von's Circle Center 5.2% 10/10/28 7,848 8,283 CIGNA Copps Hill Plaza 6.1% 01/01/29 13,530 14,224 City of Rollingwood Shops at Mira Vista 8.0% 03/01/32 227 234 Allianz Life Insurance Company Circle Center West 5.0% 10/01/36 9,949 10,198 TIAA-CREF Westchase 5.5% 07/10/18 - 6,286 Allianz Life Insurance Company Sheridan Plaza 6.3% 10/10/18 - 55,872 Guardian Life Insurance Company Amerige Heights Town Center 6.1% 12/01/18 - 15,844 Guardian Life Insurance Company El Cerrito Plaza 6.4% 12/01/18 - 36,436 Unamortized premiums on assumed debt of acquired properties, net of issuance costs 6,685 9,625 Total Fixed Rate Mortgage Loans 4.6% 4.2% $ 496,004 610,049 Unsecured Debt Debt Offering (10/7/10) Fixed-rate unsecured 4.8% 04/15/21 $ 250,000 250,000 Debt Offering (10/22/12) Fixed-rate unsecured 3.8% 11/15/22 300,000 300,000 Debt Offering (5/16/14) Fixed-rate unsecured 3.8% 06/15/24 250,000 250,000 Debt Offering (8/17/15) Fixed-rate unsecured 3.9% 11/01/25 250,000 250,000 Debt Placement (5/11/2016) Fixed-rate unsecured 3.8% 05/11/26 100,000 100,000 Debt Placement (8/11/2016) Fixed-rate unsecured 3.9% 08/11/26 100,000 100,000 Debt Offering (1/17/17) Fixed-rate unsecured 3.6% 02/01/27 525,000 525,000 Debt Offering (3/9/18) Fixed-rate unsecured 4.1% 03/15/28 300,000 - Debt Offering (1/17/17) Fixed-rate unsecured 4.4% 02/01/47 425,000 425,000 Term Loan Fixed-rate unsecured 2.8% (2) 12/02/20 300,000 300,000 Term Loan Fixed-rate unsecured 2.0% (3) 01/05/22 265,000 265,000 Revolving Line of Credit Variable-rate unsecured LIBOR + 0.875% (4) 03/23/22 145,000 60,000 Debt Offering (6/2/10) Fixed-rate unsecured 6.0% 06/15/20 - 150,000 Unamortized debt discount and issuance costs (26,660) (26, 082) Total Unsecured Debt, Net of Discounts 3.7% 4.1% $ 3,183,340 2,948,918 Variable Rate Mortgage Loans PNC Bank Market at Springwoods Village LIBOR + 1.50% 03/28/21 $ 10,309 8,569 TD Bank, N.A. Concord Shopping Plaza LIBOR + 0.95% 12/21/21 27,750 27,750 Unamortized debt discount and issuance costs (195) (309) Total Variable Rate Mortgage Loans 3.0% 3.5% $ 37,864 36,010 Total 3.8% 4.1% $ 3,717,208 3,594,977 (1) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees. (2) Underlying debt is LIBOR+0.95%; however, interest rate swaps are in place to fix the interest rate on the entire $300,000 balance at 2.774% through maturity. Contractual rate represents the blended contractual terms, including the swap. (3) Effective July 7, 2016, the interest rate on the underlying debt is LIBOR + 0.95%, with an interest rate swap in place to fix the interest rate on the entire $265,000 balance at 2.00% through maturity. (4) Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 bilion line of credit. Maturity is subject to two additional six-month periods at the Company’s option. 12

Summary of Unsecured Debt Covenants and Leverage Ratios September 30, 2018 (in thousands) Outstanding Unsecured Public Debt: Origination Maturity Rate Balance 10/07/10 04/15/21 4.800% $ 250,000 10/25/12 11/15/22 3.750% $ 300,000 05/16/14 06/15/24 3.750% $ 250,000 08/17/15 11/01/25 3.900% $ 250,000 01/17/17 02/01/27 3.600% $ 525,000 03/09/18 03/15/28 4.125% $ 300,000 01/17/17 02/01/47 4.400% $ 425,000 Unsecured Public Debt Covenants: Required 6/30/18 3/31/18 12/31/17 9/30/17 Fair Market Value Calculation Method Covenants(1)(2) Total Consolidated Debt to Total Consolidated Assets ≤ 65% 29% 29% 28% 27% Secured Consolidated Debt to Total Consolidated Assets ≤ 40% 5% 5% 5% 5% Consolidated Income for Debt Service to Consolidated Debt Service ≥ 1.5x 5.0x 4.7x 5.1x 5.1x Unencumbered Consolidated Assets to Unsecured Consolidated Debt >150% 363% 361% 384% 391% Ratios: 9/30/18 6/30/18 3/31/18 12/31/17 9/30/17 Consolidated Only Net debt to total market capitalization 25.1% 26.4% 27.2% 23.0% 24.8% Net debt to real estate assets, before depreciation 32.2% 33.0% 32.9% 31.4% 31.0% Net debt to total assets, before depreciation 29.4% 30.1% 29.9% 28.5% 28.2% Net debt + preferred to total assets, before depreciation 29.4% 30.1% 29.9% 28.5% 28.2% Net debt to Operating EBITDAre - TTM(3) 4.8x 5.0x 5.0x 4.9x 4.8x Fixed charge coverage 4.8x 4.8x 4.8x 4.8x 4.9x Fixed charge coverage excluding preferreds 4.8x 4.8x 4.8x 4.8x 5.1x Interest coverage 5.2x 5.2x 5.2x 5.4x 5.7x Unsecured assets to total real estate assets 87.8% 85.7% 85.5% 85.7%86.6% Unsecured NOI to total NOI - TTM(3) 89.4% 87.0% 86.7% 87.0% 87.0% Unencumbered assets to unsecured debt 301% 295% 292% 314% 322% Total Pro-Rata Share Net debt to total market capitalization 27.7% 29.0% 29.9% 25.5% 27.5% Net debt to real estate assets, before depreciation 34.1% 34.8% 34.7% 33.5% 33.1% Net debt to total assets, before depreciation 31.1% 31.8% 31.6% 30.4% 30.1% Net debt + preferred to total assets, before depreciation 31.1% 31.8% 31.6% 30.4% 30.1% Net debt to Operating EBITDAre - TTM(3) 5.4x 5.6x 5.6x 5.4x 5.4x Fixed charge coverage 4.1x 4.1x 4.1x 4.1x 4.1x Fixed charge coverage excluding preferreds 4.1x 4.1x 4.1x 4.1x 4.3x Interest coverage 4.6x 4.5x 4.5x 4.7x 4.9x (1) For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission. (2) Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing. (3) In light of the merger with Equity One on March 1, 2017, debt metric calculations for 2017 include legacy Regency results for the trailing 12 months and the annualized impact of year to date results for the Equity One contribution post merger. 13

Summary of Unconsolidated Debt September 30, 2018 and December 31, 2017 (in thousands) Total Debt Outstanding: 9/30/18 12/31/17 Mortgage loans payable: Fixed rate secured loans $ 1,497,917 1,493,595 Variable rate secured loans 12,518 1,499 Unsecured credit facilities variable rate 32,835 19,635 Total $ 1,543,270 1,514,729 Weighted Average Scheduled Contractual Principal Mortgage Loan Unsecured Regency's Pro Rata Interest Rate on Schedule of Maturities by Year: Payments Maturities Maturities Total Share Maturities 2018 $ 5,164 30,022 - 35,186 13,877 4.1% 2019 20,062 65,939 - 86,001 22,294 7.4% 2020 17,043 235,002 252,045 92,613 5.7% 2021 11,048 269,942 32,835 313,825 107,015 4.5% 2022 7,811 195,702 - 203,513 73,417 4.2% 2023 2,885 171,608 - 174,493 65,054 4.8% 2024 646 33,690 - 34,336 13,813 3.9% 2025 279 162,000 - 162,279 48,956 3.6% 2026 292 101,000 - 101,292 44,458 3.8% 2027 306 115,000 - 115,306 23,070 3.8% >10 Years 2,385 71,497 - 73,882 24,776 4.1% Unamortized debt premium/(discount) and issuance costs (2) - (8,888) - (8,888) (2,797) $ 67,921 1,442,514 32,835 1,543,270 526,546 4.6% Percentage of Total Debt: 9/30/18 12/31/17 Fixed 97.1% 98.6% Variable 2.9% 1.4% Current Weighted Average Contractual Interest Rates:(1) Fixed 4.6% 4.6% Variable 3.8% 2.9% Combined 4.6% 4.6% Current Weighted Average Effective Interest Rates:(2) Combined 4.7% 4.7% Average Years to Maturity: Fixed 4.6 5.2 Variable 2.6 2.9 (1) Interest rates are calculated as of the quarter end. (2) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees. 14

Property Transactions September 30, 2018 (in thousands) Acquisitions: Weighted Co-investment Partner Regency's Share of Average Date Property Name (REG %) Market Total GLA Purchase Price Cap Rate Anchor(s)(1) Jan-18 Ballard Blocks I Principal (49.9%) Seattle, WA 132 $ 27,196 Trader Joe's, Ross, LA Fitness Jan-18 The District at Metuchen Oregon (20%) Metuchen, NJ 66 6,766 Whole Foods Jan-18 Hewlett Crossing I & II Hewlett, NY 52 30,900 Petco, Duane Reade Apr-18 Rivertowns Square Dobbs Ferry, NY 116 68,933 Brooklyn Market, Ipic Theater May-18 Crossroads Commons II (shops bldg) Oregon (20%) Boulder, CO 20 2,100 Whole Foods Sep-18 Ridgewood Shopping Center Oregon (20%) Raleigh, NC 93 9,167 Whole Foods Total 479 $ 145,062 4.9% Dispositions: Weighted Co-investment Partner Regency's Share of Average Date Property Name (REG %) Market Total GLA Sales Price Cap Rate Anchor(s)(1) Mar-18 Ft. Caroline Jacksonville, FL 77 $ 3,500 Winn Dixie, Planet Fitness, Citi Trends Apr-18 Old Kings Commons Palm Coast, FL 85 10,550 Bealls, Staples, Planet Fitness Jun-18 Summerlin Square Fort Myers, FL 11 $ 2,100 -- Jun-18 Alafaya Commons Orlando, FL 131 19,800 Academy Sports, YouFit Health Club Jul-18 Magnolia Shoppes Coral Springs, FL 114 23,200 Regal Cinemas Jul-18 Indio Towne Center Indio, CA 182 28,800 (Home Depot), (WinCo) Aug-18 East Washington Place Petaluma, CA 203 54,900 Sprouts, Dick's Sporting Goods, TJ Maxx, (Target) Total 803 $ 142,850 7.9% (1) Retailers in parenthesis are shadow anchors and not a part of the owned property. 15

Summary of Development September 30, 2018 (in thousands) Estimated Net Development Costs % Development Return Anchor After of Costs Yield Before After Property Name Market Grocer/Anchor Tenant Dev Start Opens JV Buyout Incurred JV Buyout (4) JV Buyout GLA % Leased Properties in Development: PCC Community Markets & Ballard Blocks II (1) Seattle, WA West Marine Q1-2018 Sep-19 $32,170 31% 6.3%6.3% 114 57% Indigo Square Charleston, SC Publix Greenwise Market Q4-2017 Mar-19 $16,606 65% 8.3%8.3% 51 76% Market at Springwoods Village (2) Houston, TX Kroger Q1-2016 May-17 $13,448 95% 9.8% 9.8% 167 93% Whole Foods, Nordstrom Rack Mellody Farm Chicago, IL & REI Q2-2017 Sep-18 $102,932 73% 6.8% 6.8% 268 70% Midtown East (3) Raleigh, NC Wegmans Q4-2017 Sep-19 $22,298 53% 8.0% 8.0% 174 77% Pinecrest Place Miami, FL Whole Foods Q1-2017 Jan-18 $16,429 81% 7.5% 7.5% 67 87% The Field at Commonwealth Metro DC Wegmans Q1-2017 Jun-18 $43,744 90% 7.5% 7.5% 167 87% The Village at Riverstone Houston, TX Kroger Q4-2016 Sep-18 $30,658 80% 8.3% 8.0% 167 91% (5) Total Properties in Development 8 $278,285 71% 7.4% 7.3% 1,176 80% Development Completions: Whole Foods, Nordstrom Rack Chimney Rock New York, NY & Saks Off 5th Q4-2016 Mar-18 $70,105 94% 6.8%6.8% 218 97% Northgate Marketplace Ph II Medford, OR Dick's & HomeGoods Q4-2015 Oct-16 $40,791 98% 7.3% 7.3% 177 96% (5) Total Development Completions 2 $110,896 95% 7.0% 7.0% 395 96% NOI from Properties in Development (Current Quarter) $757 NOI adjustment for Development Completions not yet stabilized (Current Quarter) $429 Notes: See Page 30 for additional disclosures regarding undeveloped land classified on the balance sheet as Land, building, and improvements, rather than Properties in Development. (1) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 49.9% noncontrolling interest. (2) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 53% controlling interest. Anchor rent commencement date is May-2017. Anchor opening date is Nov-2017. (3) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 50% noncontrolling interest. (4) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts. (5) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 6.6% for Projects in Development and 6.3% for Development Completions. 16

Summary of Redevelopment September 30, 2018 (in thousands) Target % Completion Incremental of Costs Incremental Property Name Market Description Year (1) Costs (2) Incurred Yield Properties in Redevelopment (>$5M): relocationguration and expansion of the former of Publix Walmart and spaceHOME forcentric; the backfilling the former Publix box with LA Fitness; construction of an additional 14K SF retail shop building; facade renovations and enhancements to remaining Bloomingdale Square 2020 $19,904 4% 9% - 10% Relocation and expansion of existing Publix including reduction of Reconfi center. shop space and leasing former Publix space to Ross; addition of Countryside Shops Miami pad building leased to Chipotle; refaçade remaining center. 2018 $21,337 89% 6% - 7% Tampa Reconfiguration of the former Best Buy space for Burlington Coat and two junior anchors; construction of new outparcel leased to Point Royale Shopping Center Miami Panera Bread; façade enhancements to remaining center. 2018 $10,935 73% 7% - 8% Redevelopments located in various markets with project costs Various Properties 11 <$5M $23,955 50% 7% - 10% Total Properties in Redevelopment 14 $76,132 53% 7% - 9% Redevelopment Completions (>$5M): Additional 250K SF of new retail including new parking deck. Anchor leases executed with Nordstrom Rack, Ross, TJ Maxx, Buy Serramonte Shopping Center San Francisco Buy Baby, Cost Plus World Market, Dave & Busters and Daiso. 2018 $116,200 91% 6% - 7% Reconfiguration of center including construction of Whole Foods Paces Ferry Plaza Atlanta 365, parking deck, and façade renovations. 2018 $15,820 90% 8% - 9% Redevelopments located in various markets with project costs Various Properties 4 <$5M $10,524 93% 7% - 10% Total Redevelopment Completions 6 $142,544 91% 6% - 7% Reconciliation of Summary of Development and Redevelopment to Properties In Development (Balance Sheet): Developments % of estimated development costs, including GAAP allocations $219,651 Redevelopments % of incremental costs 40,197 Other Costs Pre-development costs and accruals for costs not yet paid 32,772 Transfers to Operating Cost of assets placed in service (224,096) Properties in Development (Pro-Rata) $68,524 Notes: New starts for the quarter are in bold and italicized. (1) Target completion year reflects the year that construction is expected to be substantially complete. (2) Includes Regency's pro-rata share of unconsolidated co-investment partnerships. 17

Unconsolidated Investments September 30, 2018 (in thousands) Regency Investment Partner and Number of Total Total Total Ownership Share Investment Equity Portfolio Summary Abbreviation Properties GLA Assets Debt Interest of Debt 9/30/2018 Pick-up State of Oregon (JV-C, JV-C2) 21 2,374 $ 553,388 $ 275,356 20.00%$ 55,071 $ 50,517 $ 2,242 (JV-CCV) 1 558 99,247 59,789 30.00% 17,937 11,317 703 22 2,932 652,635 335,145 GRI (JV-GRI) 70 9,062 1,650,688 898,218 40.00% 359,287 199,644 22,471 CalSTRS (JV-RC) 7 730 140,221 11,542 25.00% 2,886 31,296 1,155 NYSCRF (JV-NYC) 6 1,152 279,664 133,347 30.00% 40,004 54,679 213 USAA (1) (JV-USA) 7 683 89,903 103,854 20.01% 20,779 (3,464) 688 Publix (JV-O) 2 207 26,903 - 50.00% - 12,999 1,141 Individual Investors (JV-O) 6 786 222,841 61,164 49.90% - 50.00% 30,582 97,599 935 120 15,552$ 3,062,855 $ 1,543,270 $ 526,546 $ 454,587 $ 29,548 (1) The USAA partnership has distributed proceeds from debt refinancing and real estate sales in excess of Regency's carrying value of its investment resulting in a negative investment balance, which is classified within Accounts Payable and Other Liabilities in the Consolidated Balance Sheets. 18

Leasing Statistics - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships September 30, 2018 (Retail Operating Properties Only) Leasing Statistics - Comparable Tenant Weighted Allowance and Leasing GLA New Base Rent Spread Avg. Lease Landlord Work Total Transactions (in 000s) Rent/Sq. Ft % Term /Sq. Ft. 3rd Quarter 2018 395 1,924$ 21.98 10.1% 6.3$ 4.21 2nd Quarter 2018 440 1,423 25.55 5.0% 5.6 6.20 1st Quarter 2018 300 956 24.85 8.4% 4.7 3.37 4th Quarter 2017 442 1,772 22.04 6.0% 5.7 9.09 Total - 12 months 1,577 6,075$ 23.29 7.4% 5.7$ 5.91 Tenant Weighted Allowance and Leasing GLA New Base Rent Spread Avg. Lease Landlord Work New Leases Transactions (in 000s) Rent/Sq. Ft % Term /Sq. Ft. 3rd Quarter 2018 88 302$ 24.29 35.2% 10.6$ 24.51 2nd Quarter 2018 95 276 26.11 6.9% 8.1 32.10 1st Quarter 2018 77 201 26.23 15.5% 6.2 16.85 4th Quarter 2017 106 443 21.66 2.2% 8.4 38.12 Total - 12 months 366 1,222$ 24.06 13.4% 8.6$ 29.63 Tenant Weighted Allowance and Leasing GLA New Base Rent Spread Avg. Lease Landlord Work Renewals Transactions (in 000s) Rent/Sq. Ft % Term /Sq. Ft. 3rd Quarter 2018 307 1,622$ 21.55 5.9% 5.5$ 0.39 2nd Quarter 2018 345 1,146 25.44 4.7% 5.1 1.06 1st Quarter 2018 223 756 24.55 6.8% 4.3 0.43 4th Quarter 2017 336 1,329 22.15 7.1% 4.9 0.54 Total - 12 months 1,211 4,853$ 23.12 6.1% 5.0$ 0.59 Leasing Statistics - Comparable and Non-comparable Tenant Weighted Allowance and Leasing GLA New Base Avg. Lease Landlord Work Total Transactions (in 000s) Rent/Sq. Ft Term /Sq. Ft. 3rd Quarter 2018 445 2,336 $ 19.53 6.8$ 4.98 2nd Quarter 2018 511 1,659 26.38 5.5 7.93 1st Quarter 2018 339 1,070 25.10 4.8 5.13 4th Quarter 2017 516 1,974 22.74 6.5 11.18 Total - 12 months 1,811 7,039$ 22.87 5.9$ 7.37 Notes: ● All amounts reported at execution. ● Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share. ● Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all leasing transactions, including spaces vacant > 12 months. ● Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements. ● Excludes Non-Retail Properties 19

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships September 30, 2018 (in thousands) Number of % of Number of Largest CBSAs by Population(1) Properties GLA % Leased(2) ABR ABR/Sq. Ft. Properties % of GLA % of ABR New York-Newark-Jersey City 16 1,735 97.8% $ 64,816 $ 38.21 3.8% 4.0% 7.2% Los Angeles-Long Beach-Anaheim 24 2,361 99.2% 63,233 26.99 5.6% 5.4% 7.0% Chicago-Naperville-Elgin 11 1,607 91.1% 26,929 18.39 2.6% 3.7% 3.0% Dallas-Fort Worth-Arlington 12 775 96.3% 16,610 22.25 2.8% 1.8% 1.8% Houston-The Woodlands-Sugar Land 13 1,590 96.8% 28,917 18.78 3.1% 3.7% 3.2% Washington-Arlington-Alexandria 33 2,577 88.5% 56,561 24.80 7.7% 5.9% 6.3% Philadelphia-Camden-Wilmington 8 694 95.7% 14,919 22.45 1.9% 1.6% 1.7% Miami-Fort Lauderdale-West Palm Beach 47 5,571 94.7% 104,334 19.77 11.0% 12.8% 11.6% Atlanta-Sandy Springs-Roswell 22 2,065 95.4% 42,269 21.47 5.2% 4.7% 4.7% Boston-Cambridge-Newton 10 931 99.1% 23,116 25.05 2.3% 2.1% 2.6% San Francisco-Oakland-Hayward 22 3,788 95.4% 104,001 28.76 5.2% 8.7% 11.5% Phoenix-Mesa-Scottsdale - - - - - - - - Detroit-Warren-Dearborn - - - - - - - - Riverside-San Bernardino-Ontario 2 137 84.8% 3,161 27.27 0.5% 0.3% 0.4% Minneapolis-St. Paul-Bloomington 5 207 97.2% 3,237 16.11 1.2% 0.5% 0.4% Seattle-Tacoma-Bellevue 14 1,124 96.8% 27,590 25.37 3.3% 2.6% 3.1% San Diego-Carlsbad 11 1,536 98.2% 43,767 29.02 2.6% 3.5% 4.9% Tampa-St. Petersburg-Clearwater 9 1,297 96.4% 21,257 17.00 2.1% 3.0% 2.4% Baltimore-Columbia-Towson 5 353 93.4% 7,901 23.95 1.2% 0.8% 0.9% Denver-Aurora-Lakewood 12 988 90.3% 13,875 15.55 2.8% 2.3% 1.5% St. Louis 4 408 100.0% 4,370 10.70 0.9% 0.9% 0.5% Orlando-Kissimmee-Sanford 8 808 95.6% 13,371 17.31 1.9% 1.9% 1.5% Pittsburgh---- - - - - - Charlotte-Concord-Gastonia 5 300 95.2% 6,528 22.87 1.2% 0.7% 0.7% Sacramento--Roseville--Arden-Arcade 4 318 97.6% 6,894 22.22 0.9% 0.7% 0.8% Top 25 CBSAs by Population 297 31,169 95.2%$ 697,657 $ 22.23 69.7% 71.6% 77.4% CBSAs Ranked 26 - 50 by Population 62 6,422 96.6% 100,893 16.29 14.5% 14.8% 11.2% CBSAs Ranked 51 - 75 by Population 22 2,234 96.4% 49,558 22.83 5.2% 5.1% 5.5% CBSAs Ranked 76 - 100 by Population 14 927 96.5% 15,177 16.85 3.3% 2.1% 1.7% Other CBSAs 31 2,772 94.1% 38,602 14.76 7.3% 6.4% 4.3% Total All Properties 426 43,523 95.4%$ 901,887 $ 21.67 100.0% 100.0% 100.0% (1) 2017 Population Data Source: Synergos Technologies, Inc. (2) Includes Properties in Development and leases that are executed but have not commenced. 20

Significant Tenant Rents - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships September 30, 2018 (in thousands) Total # of Leased # of Total % of Total Stores - Leased % of Company- Annualized Annualized 100% Owned Stores in Tenant Tenant GLA Owned GLA Base Rent Base Rent and JV JV Publix 2,762 6.3% $ 28,680 3.2% 69 13 Kroger 2,881 6.6% 27,833 3.1% 57 16 Albertsons/Safeway 1,780 4.1% 25,660 2.8% 46 19 TJX Companies 1,390 3.2% 20,650 2.3% 57 16 Whole Foods 985 2.3% 20,537 2.3% 29 9 Ahold/Delhaize 633 1.5% 13,685 1.5% 17 9 CVS 634 1.5% 13,310 1.5% 55 19 L.A. Fitness Sports Club 470 1.1% 9,094 1.0% 13 4 Nordstrom 320 0.7% 8,746 1.0% 9 - Ross Dress For Less 604 1.4% 8,728 1.0% 26 9 PETCO 352 0.8% 8,418 0.9% 43 13 Trader Joe's 258 0.6% 7,971 0.9% 26 7 Bed Bath & Beyond 500 1.1% 7,880 0.9% 16 - Gap 196 0.5% 6,591 0.7% 15 2 Wells Fargo Bank 132 0.3% 6,535 0.7% 52 20 Starbucks 136 0.3% 6,527 0.7% 101 33 Walgreens 288 0.7% 6,411 0.7% 27 10 Target 570 1.3% 6,365 0.7% 6 2 JPMorgan Chase Bank 112 0.3% 6,147 0.7% 35 7 Bank of America 119 0.3% 6,144 0.7% 40 15 H.E.B. 344 0.8% 5,844 0.6% 5 - Dick's Sporting Goods 367 0.8% 5,670 0.6% 7 1 Kohl's 612 1.4% 5,645 0.6% 8 2 Best Buy 214 0.5% 4,776 0.5% 6 1 Ulta 154 0.4% 4,718 0.5% 17 2 Top 25 Tenants 16,813 38.8% $ 272,565 30.1% 782 229 21

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships September 30, 2018 (GLA in thousands) Anchor Tenants(1) Percent of Percent of Year GLA GLA Total ABR(3) ABR MTM(4) 62 0.2% 0.1% $ 13.95 2018 125 0.3% 0.2% 10.74 2019 2,304 5.6% 3.4% 12.91 2020 2,628 6.4% 3.9% 13.26 2021 2,910 7.1% 4.2% 12.89 2022 3,381 8.3% 5.6% 14.66 2023 2,554 6.2% 4.7% 16.27 2024 1,932 4.7% 3.9% 17.74 2025 1,200 2.9% 2.3% 16.78 2026 1,353 3.3% 2.8% 18.48 2027 1,361 3.3% 2.6% 16.72 10 Year Total 19,810 48.4% 33.5% $ 15.02 Thereafter 6,470 15.8% 11.4% 15.61 26,280 64.2% 44.9% $ 15.17 Shop Tenants(2) Percent of (3) Year GLA Percent of GLA Total ABR ABR MTM(4) 256 0.6% 0.9% $ 29.65 2018 224 0.5% 0.8% 33.59 2019 1,792 4.4% 6.1% 30.36 2020 2,161 5.3% 7.6% 31.25 2021 2,152 5.3% 7.7% 31.91 2022 2,201 5.4% 8.2% 33.04 2023 1,850 4.5% 7.0% 33.49 2024 944 2.3% 3.6% 33.41 2025 813 2.0% 3.4% 36.90 2026 667 1.6% 2.7% 36.10 2027 551 1.3% 2.3% 36.65 10 Year Total 13,611 33.2% 50.3% $ 32.78 Thereafter 1,076 2.6% 4.8% 39.78 14,687 35.8% 55.1% $ 33.30 All Tenants Percent of (3) Year GLA Percent of GLA Total ABR ABR MTM(4) 318 0.8% 1.0% $ 26.59 2018 349 0.9% 1.0% 25.41 2019 4,096 10.0% 9.5% 20.55 2020 4,790 11.7% 11.5% 21.37 2021 5,062 12.4% 12.0% 20.98 2022 5,583 13.6% 13.8% 21.90 2023 4,404 10.7% 11.7% 23.50 2024 2,876 7.0% 7.4% 22.88 2025 2,013 4.9% 5.6% 24.91 2026 2,021 4.9% 5.5% 24.29 2027 1,912 4.7% 4.8% 22.46 10 Year Total 33,424 81.6% 83.8% $ 22.25 Thereafter 7,545 18.4% 16.2% 19.06 40,969 100.0% 100.0% $ 21.67 Note: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options. (1) Anchor tenants represent any tenant occupying at least 10,000 square feet. (2) Shop tenants represent any tenant occupying less than 10,000 square feet. (3) Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements. (4) Month to month lease or in process of renewal. 22

Portfolio Summary Report By State September 30, 2018 (GLA in thousands) REG's pro-rata REG's pro- REG's pro-rata JVs at 100% share rata share share % Leased - Retail Retailer- Grocery REG Operating Owned Anchor Property Name JV % State CBSA GLA GLA % Leased Properties GLA GLA Major Tenants(1) Avg. Base Rent PSF 200 Potrero CA San Francisco-Oakland-Hayward 31 31 100.0% - - -- $12.98 4S Commons Town Center M 85% CA San Diego-Carlsbad 240 240 100.0% - 68 Ralphs, Jimbo's...Naturally! $33.36 Amerige Heights Town Center CA Los Angeles-Long Beach-Anaheim 89 89 100.0% 143 58 Albertsons, (Target) $29.56 Balboa Mesa Shopping Center CA San Diego-Carlsbad 207 207 100.0% - 42 Von's Food & Drug, Kohl's $25.57 Bayhill Shopping Center GRI 40% CA San Francisco-Oakland-Hayward 122 49 95.7% - 32 Mollie Stone's Market $24.78 Blossom Valley USAA 20% CA San Jose-Sunnyvale-Santa Clara 93 19 96.7% - 34 Safeway $26.67 Brea Marketplace GRI 40% CA Los Angeles-Long Beach-Anaheim 352 141 99.2% - 25 Sprout's Markets, Target, 24 Hour Fitness $19.17 Circle Center West CA Los Angeles-Long Beach-Anaheim 64 64 100.0% - - -- $27.63 Clayton Valley Shopping Center CA San Francisco-Oakland-Hayward 260 260 91.1% - 14 Grocery Outlet, Orchard Supply Hardware $22.31 Corral Hollow RC 25% CA Stockton-Lodi 167 42 100.0% - 66 Safeway, Orchard Supply & Hardware $17.44 Costa Verde Center CA San Diego-Carlsbad 179 179 91.3% - 40 Bristol Farms $35.99 Culver Center CA Los Angeles-Long Beach-Anaheim 217 217 95.7% - 37 Ralphs, Best Buy, LA Fitness $31.47 Diablo Plaza CA San Francisco-Oakland-Hayward 63 63 100.0% 53 53 (Safeway) $39.83 El Camino Shopping Center CA Los Angeles-Long Beach-Anaheim 136 136 98.1% - 42 Bristol Farms, Trader Joe's $37.15 El Cerrito Plaza CA San Francisco-Oakland-Hayward 256 256 97.0% 67 78 (Lucky's), Trader Joe's $29.70 El Norte Pkwy Plaza CA San Diego-Carlsbad 91 91 97.0% - 42 Von's Food & Drug $18.35 Encina Grande CA San Francisco-Oakland-Hayward 106 106 100.0% - 38 Whole Foods $31.26 Five Points Shopping Center GRI 40% CA Santa Maria-Santa Barbara 145 58 98.7% - 35 Smart & Final $28.56 Folsom Prairie City Crossing CA Sacramento--Roseville--Arden-Arcade 90 90 100.0% - 55 Safeway $20.81 French Valley Village Center CA Riverside-San Bernardino-Ontario 99 99 98.6% - 44 Stater Bros. $26.55 Friars Mission Center CA San Diego-Carlsbad 147 147 99.1% - 55 Ralphs $34.74 Gateway 101 CA San Francisco-Oakland-Hayward 92 92 100.0% 212 - (Home Depot), (Best Buy), Target, Nordstrom Rack $32.05 Gelson's Westlake Market Plaza CA Oxnard-Thousand Oaks-Ventura 85 85 95.7% - 38 Gelson's Markets $27.83 Golden Hills Promenade CA San Luis Obispo-Paso Robles-Arroyo Grande 244 244 97.5% - - Lowe's $7.56 Granada Village GRI 40% CA Los Angeles-Long Beach-Anaheim 226 91 98.8% - 24 Sprout's Markets $23.83 Hasley Canyon Village USAA 20% CA Los Angeles-Long Beach-Anaheim 66 13 100.0% - 52 Ralphs $25.35 Heritage Plaza CA Los Angeles-Long Beach-Anaheim 230 230 100.0% - 44 Ralphs $37.00 Jefferson Square CA Riverside-San Bernardino-Ontario 38 38 48.9% - - -- $16.01 Laguna Niguel Plaza GRI 40% CA Los Angeles-Long Beach-Anaheim 42 17 100.0% 39 39 (Albertsons) $28.37 Marina Shores C 20% CA Los Angeles-Long Beach-Anaheim 68 14 100.0% - 26 Whole Foods $35.17 Mariposa Shopping Center GRI 40% CA San Jose-Sunnyvale-Santa Clara 127 51 97.7% - 43 Safeway $19.91 Morningside Plaza CA Los Angeles-Long Beach-Anaheim 91 91 98.4% - 43 Stater Bros. $23.08 Navajo Shopping Center GRI 40% CA San Diego-Carlsbad 102 41 100.0% - 44 Albertsons $14.41 Newland Center CA Los Angeles-Long Beach-Anaheim 152 152 100.0% - 58 Albertsons $26.03 Oak Shade Town Center CA Sacramento--Roseville--Arden-Arcade 104 104 96.3% - 40 Safeway $22.01 Oakbrook Plaza CA Oxnard-Thousand Oaks-Ventura 83 83 97.0% - 44 Gelson's Markets $20.42 Parnassus Heights Medical RLP 50% CA San Francisco-Oakland-Hayward 146 73 99.6% - - Central Parking System $82.66 Persimmon Place CA San Francisco-Oakland-Hayward 153 153 100.0% - 40 Whole Foods, Nordstrom Rack $35.03 Plaza Escuela CA San Francisco-Oakland-Hayward 155 155 98.8% - - -- $44.89 Plaza Hermosa CA Los Angeles-Long Beach-Anaheim 95 95 100.0% - 37 Von's Food & Drug $26.43 Pleasant Hill Shopping Center GRI 40% CA San Francisco-Oakland-Hayward 227 91 100.0% - - Target, Burlington $22.77 Pleasanton Plaza CA San Francisco-Oakland-Hayward 163 163 77.9% - - JCPenney $11.21 Point Loma Plaza GRI 40% CA San Diego-Carlsbad 205 82 98.8% - 50 Von's Food & Drug $22.66 Potrero Center CA San Francisco-Oakland-Hayward 227 227 83.5% - 60 Safeway $33.70 Powell Street Plaza CA San Francisco-Oakland-Hayward 166 166 91.2% - 10 Trader Joe's $34.11 Raley's Supermarket C 20% CA Sacramento--Roseville--Arden-Arcade 63 13 100.0% - 63 Raley's $12.50 Ralphs Circle Center CA Los Angeles-Long Beach-Anaheim 60 60 100.0% - 35 Ralphs $19.27 Rancho San Diego Village GRI 40% CA San Diego-Carlsbad 153 61 95.6% - 40 Smart & Final $22.34 Rona Plaza CA Los Angeles-Long Beach-Anaheim 52 52 100.0% - 37 Superior Super Warehouse $20.88 San Carlos Marketplace CA San Francisco-Oakland-Hayward 154 154 100.0% - - TJ Maxx, Best Buy $35.23 Scripps Ranch Marketplace CA San Diego-Carlsbad 132 132 100.0% - 57 Vons $29.49 San Leandro Plaza CA San Francisco-Oakland-Hayward 50 50 100.0% 38 38 (Safeway) $35.92 Seal Beach C 20% CA Los Angeles-Long Beach-Anaheim 97 19 95.1% - 48 Von's Food & Drug $25.36 Sequoia Station CA San Francisco-Oakland-Hayward 103 103 100.0% 62 62 (Safeway) $40.35 Macy's, Target, Dick's Sporting Goods, JCPenney, Serramonte Shopping Center CA San Francisco-Oakland-Hayward 1,076 1,076 97.6% - - $24.47 Dave & Buster's, Nordstrom Rack Shoppes at Homestead CA San Jose-Sunnyvale-Santa Clara 113 113 100.0% 53 - (Orchard Supply Hardware) $22.96 Silverado Plaza GRI 40% CA Napa 85 34 99.0% - 32 Nob Hill $17.74 Snell & Branham Plaza GRI 40% CA San Jose-Sunnyvale-Santa Clara 92 37 100.0% - 53 Safeway $19.00 South Bay Village CA Los Angeles-Long Beach-Anaheim 108 108 100.0% - 30 Wal-Mart, Orchard Supply Hardware $20.31 Talega Village Center CA Los Angeles-Long Beach-Anaheim 102 102 100.0% - 46 Ralphs $22.38 Tassajara Crossing CA San Francisco-Oakland-Hayward 146 146 100.0% - 56 Safeway $24.61 The Hub Hillcrest Market CA San Diego-Carlsbad 149 149 97.9% - 52 Ralphs, Trader Joe's $39.04 The Marketplace Shopping Ctr CA Sacramento--Roseville--Arden-Arcade 111 111 96.7% - 35 Safeway $24.79 Tustin Legacy CA Los Angeles-Long Beach-Anaheim 112 112 100.0% - 44 Stater Bros. $31.36 Twin Oaks Shopping Center GRI 40% CA Los Angeles-Long Beach-Anaheim 98 39 98.2% - 41 Ralphs $20.00 Twin Peaks CA San Diego-Carlsbad 208 208 99.4% - 45 Target, Atlas International Market $20.41 Valencia Crossroads CA Los Angeles-Long Beach-Anaheim 173 173 99.3% - 35 Whole Foods, Kohl's $26.37 Village at La Floresta CA Los Angeles-Long Beach-Anaheim 87 87 100.0% - 37 Whole Foods $33.56 Von's Circle Center CA Los Angeles-Long Beach-Anaheim 151 151 100.0% - 45 Von's, Ross Dress for Less $21.84 West Park Plaza CA San Jose-Sunnyvale-Santa Clara 88 88 100.0% - 34 Safeway $18.89 23

Portfolio Summary Report By State September 30, 2018 (GLA in thousands) REG's pro-rata REG's pro- REG's pro-rata JVs at 100% share rata share share % Leased - Retail Retailer- Grocery REG Operating Owned Anchor Property Name JV % State CBSA GLA GLA % Leased Properties GLA GLA Major Tenants(1) Avg. Base Rent PSF Westlake Village Plaza and Center CA Oxnard-Thousand Oaks-Ventura 201 201 97.4% - 72 Von's Food & Drug and Sprouts $45.32 Willows Shopping Center CA San Francisco-Oakland-Hayward 249 249 91.6% - - -- $28.97 Woodman Van Nuys CA Los Angeles-Long Beach-Anaheim 108 108 100.0% - 78 El Super $15.80 Woodside Central CA San Francisco-Oakland-Hayward 81 81 97.2% 113 - (Target) $24.49 Ygnacio Plaza GRI 40% CA San Francisco-Oakland-Hayward 110 44 99.0% - - Sports Basement $37.30 CA 10,954 9,194 97.3% 97.1% 780 2,664 Applewood Shopping Center GRI 40% CO Denver-Aurora-Lakewood 355 142 55.7% - 71 King Soopers $15.46 Alcove On Arapahoe (fka Arapahoe Village) GRI 40% CO Boulder 159 64 95.0% - 44 Safeway $18.37 Belleview Square CO Denver-Aurora-Lakewood 117 117 100.0% - 65 King Soopers $19.59 Boulevard Center CO Denver-Aurora-Lakewood 79 79 78.7% 53 53 (Safeway) $29.99 Buckley Square CO Denver-Aurora-Lakewood 116 116 96.4% - 62 King Soopers $11.35 Centerplace of Greeley III Phase I CO Greeley 119 119 100.0% - - Hobby Lobby $12.04 Cherrywood Square GRI 40% CO Denver-Aurora-Lakewood 97 39 97.8% - 72 King Soopers $10.16 Crossroads Commons C 20% CO Boulder 143 29 98.7% - 66 Whole Foods $27.39 Crossroads Commons II C 20% CO Boulder 20 4 47.0% - - (Whole Foods, Barnes & Noble) $28.76 Falcon Marketplace CO Colorado Springs 22 22 93.8% 184 50 (Wal-Mart) $22.74 Hilltop Village CO Denver-Aurora-Lakewood 100 100 99.0% - 66 King Soopers $11.00 Kent Place M 50% CO Denver-Aurora-Lakewood 48 48 100.0% - 30 King Soopers $20.76 Littleton Square CO Denver-Aurora-Lakewood 99 99 95.4% - 78 King Soopers $10.31 Lloyd King Center CO Denver-Aurora-Lakewood 83 83 98.3% - 61 King Soopers $12.03 Marketplace at Briargate CO Colorado Springs 29 29 94.4% 66 66 (King Soopers) $31.82 Monument Jackson Creek CO Colorado Springs 85 85 100.0% - 70 King Soopers $12.03 Ralston Square Shopping Center GRI 40% CO Denver-Aurora-Lakewood 83 33 97.0% - 55 King Soopers $11.39 Shops at Quail Creek CO Denver-Aurora-Lakewood 38 38 92.5% 100 100 (King Soopers) $28.87 Stroh Ranch CO Denver-Aurora-Lakewood 93 93 100.0% - 70 King Soopers $13.23 Woodmen Plaza CO Colorado Springs 116 116 93.2% - 70 King Soopers $13.14 CO 2,002 1,456 92.3% 92.3% 403 1,149 22 Crescent Road CT Bridgeport-Stamford-Norwalk 4 4 100.0% - - -- $60.00 91 Danbury Road CT Bridgeport-Stamford-Norwalk 5 5 100.0% - - -- $27.45 Black Rock M 80% CT Bridgeport-Stamford-Norwalk 98 98 97.8% - - -- $27.19 Brick Walk M 80% CT Bridgeport-Stamford-Norwalk 123 123 91.1% - - -- $47.26 Brookside Plaza CT Hartford-West Hartford-East Hartford 217 217 91.4% - 60 ShopRite $14.56 Compo Acres Shopping Center CT Bridgeport-Stamford-Norwalk 43 43 95.1% - 12 Trader Joe's $49.31 Copps Hill Plaza CT Bridgeport-Stamford-Norwalk 185 185 100.0% - 59 Stop & Shop, Kohl's $14.19 Corbin's Corner GRI 40% CT Hartford-West Hartford-East Hartford 186 74 80.1% - 10 Trader Joe's, Best Buy, The Tile Shop $34.39 Danbury Green CT Bridgeport-Stamford-Norwalk 124 124 91.3% - 12 Trader Joe's $24.08 Darinor Plaza CT Bridgeport-Stamford-Norwalk 153 153 100.0% - - Kohl's $18.95 Fairfield Center M 80% CT Bridgeport-Stamford-Norwalk 94 94 91.4% - - -- $34.93 Post Road Plaza CT Bridgeport-Stamford-Norwalk 20 20 100.0% - 11 Trader Joe's $53.92 Southbury Green CT New Haven-Milford 156 156 96.4% - 60 ShopRite $22.66 The Village Center CT Bridgeport-Stamford-Norwalk 90 90 84.5% - 22 The Fresh Market $40.72 Walmart Norwalk CT Bridgeport-Stamford-Norwalk 142 142 100.0% - 112 Wal-Mart $0.56 CT 1,639 1,528 94.3% 94.3% - 358 Shops at The Columbia RC 25% DC Washington-Arlington-Alexandria 23 6 85.8% - 12 Trader Joe's $40.91 Spring Valley Shopping Center GRI 40% DC Washington-Arlington-Alexandria 17 7 82.4% - - -- $113.19 DC 40 12 84.0% 84.0% - 12 Pike Creek DE Philadelphia-Camden-Wilmington 232 232 95.6% - 49 Acme Markets, K-Mart $14.84 Shoppes of Graylyn GRI 40% DE Philadelphia-Camden-Wilmington 64 26 90.1% - - -- $23.71 DE 296 257 95.1% 95.1% - 49 Alafaya Village FL Orlando-Kissimmee-Sanford 38 38 93.9% 58 58 (Lucky's) $21.85 Anastasia Plaza FL Jacksonville 102 102 95.9% - 49 Publix $13.58 Atlantic Village FL Jacksonville 105 105 93.9% - - LA Fitness $16.83 Aventura Shopping Center FL Miami-Fort Lauderdale-West Palm Beach 97 97 98.9% - 49 Publix $36.37 Gateway Plaza at Aventura (fka Aventura Square) FL Miami-Fort Lauderdale-West Palm Beach 144 144 79.3% - - Bed, Bath & Beyond $33.37 Banco Popular Building FL Miami-Fort Lauderdale-West Palm Beach 33 33 58.0% - - -- $18.60 Berkshire Commons FL Naples-Immokalee-Marco Island 110 110 98.9% - 66 Publix $14.49 Bird 107 Plaza FL Miami-Fort Lauderdale-West Palm Beach 40 40 100.0% - - -- $20.23 Bird Ludlum FL Miami-Fort Lauderdale-West Palm Beach 192 192 98.5% - 44 Winn-Dixie $23.04 Bloomingdale Square FL Tampa-St. Petersburg-Clearwater 254 254 91.2% - 48 Publix, Bealls $17.40 Bluffs Square Shoppes FL Miami-Fort Lauderdale-West Palm Beach 124 124 96.3% - 40 Publix $14.05 Boca Village Square FL Miami-Fort Lauderdale-West Palm Beach 92 92 97.6% - 36 Publix Greenwise $21.97 Boynton Lakes Plaza FL Miami-Fort Lauderdale-West Palm Beach 110 110 94.9% - 46 Publix $16.45 Boynton Plaza FL Miami-Fort Lauderdale-West Palm Beach 105 105 94.4% - 54 Publix $21.56 Brooklyn Station on Riverside FL Jacksonville 50 50 100.0% - 20 The Fresh Market $26.09 Caligo Crossing FL Miami-Fort Lauderdale-West Palm Beach 11 11 35.0% 98 - (Kohl's) $54.55 Carriage Gate FL Tallahassee 73 73 95.4% - 13 Trader Joe's $22.76 Cashmere Corners FL Port St. Lucie 86 86 83.7% - 44 Wal-Mart $13.62 Charlotte Square FL Punta Gorda 91 91 77.0% - 44 Wal-Mart $10.24 Chasewood Plaza FL Miami-Fort Lauderdale-West Palm Beach 151 151 99.0% - 54 Publix $25.46 Concord Shopping Center (fka Concord Plaza Shopping Center FL Miami-Fort Lauderdale-West Palm Beach 309 309 98.0% - 78 Winn-Dixie, Home Depot $12.48 Coral Reef Shopping Center FL Miami-Fort Lauderdale-West Palm Beach 75 75 98.8% - 25 Aldi $30.76 Corkscrew Village FL Cape Coral-Fort Myers 82 82 97.0% - 51 Publix $13.95 Country Walk Plaza NYC 30% FL Miami-Fort Lauderdale-West Palm Beach 101 30 89.4% - 40 Publix $19.51 Countryside Shops FL Miami-Fort Lauderdale-West Palm Beach 193 193 92.9% - 46 Publix, Stein Mart $18.17 24

Portfolio Summary Report By State September 30, 2018 (GLA in thousands) REG's pro-rata REG's pro- REG's pro-rata JVs at 100% share rata share share % Leased - Retail Retailer- Grocery REG Operating Owned Anchor Property Name JV % State CBSA GLA GLA % Leased Properties GLA GLA Major Tenants(1) Avg. Base Rent PSF Courtyard Shopping Center FL Jacksonville 137 137 100.0% 63 63 (Publix), Target $3.50 Crossroads Square FL Miami-Fort Lauderdale-West Palm Beach 82 82 98.6% 178 - (Lowe's) $19.91 Fleming Island FL Jacksonville 132 132 96.3% 130 48 Publix, (Target) $15.69 Fountain Square FL Miami-Fort Lauderdale-West Palm Beach 177 177 96.4% 140 46 Publix, (Target) $25.77 Garden Square FL Miami-Fort Lauderdale-West Palm Beach 90 90 100.0% - 42 Publix $17.90 Glengary Shoppes FL North Port-Sarasota-Bradenton 93 93 100.0% - - Best Buy $21.11 Grande Oak FL Cape Coral-Fort Myers 79 79 98.2% - 54 Publix $15.87 Greenwood Shopping Centre FL Miami-Fort Lauderdale-West Palm Beach 133 133 93.2% - 50 Publix $15.34 Hammocks Town Center FL Miami-Fort Lauderdale-West Palm Beach 184 184 98.7% 86 40 Publix, Metro-Dade Public Library, (Kendall Ice Arena) $16.73 Hibernia Pavilion FL Jacksonville 51 51 89.6% - 39 Publix $15.95 Homestead McDonald's FL Miami-Fort Lauderdale-West Palm Beach 4 4 100.0% - - -- $27.74 John's Creek Center C 20% FL Jacksonville 75 15 100.0% - 45 Publix $15.15 Julington Village C 20% FL Jacksonville 82 16 100.0% - 51 Publix $16.13 Kirkman Shoppes FL Orlando-Kissimmee-Sanford 115 115 96.7% - - LA Fitness $23.18 Lake Mary Centre FL Orlando-Kissimmee-Sanford 360 360 93.7% - 25 Academy Sports, Hobby Lobby, LA Fitness $15.45 Lantana Outparcels FL Miami-Fort Lauderdale-West Palm Beach 17 17 100.0% - - -- $18.24 Mandarin Landing FL Jacksonville 140 140 91.0% - 50 Whole Foods $17.87 Marketplace Shopping Center FL Tampa-St. Petersburg-Clearwater 90 90 90.3% - - LA Fitness $19.63 Millhopper Shopping Center FL Gainesville 83 83 100.0% - 46 Publix $17.39 Naples Walk Shopping Center FL Naples-Immokalee-Marco Island 125 125 95.6% - 51 Publix $16.79 Newberry Square FL Gainesville 181 181 90.0% - 40 Publix, K-Mart $7.61 Nocatee Town Center FL Jacksonville 107 107 100.0% - 54 Publix $19.63 Northgate Square FL Tampa-St. Petersburg-Clearwater 75 75 100.0% - 48 Publix $14.92 Oakleaf Commons FL Jacksonville 74 74 98.1% - 46 Publix $14.89 Ocala Corners FL Tallahassee 87 87 98.6% - 61 Publix $14.88 Old St Augustine Plaza FL Jacksonville 256 256 100.0% - 52 Publix, Burlington Coat Factory, Hobby Lobby $9.95 Pablo Plaza FL Jacksonville 153 153 98.8% - - -- $17.15 Pavillion FL Naples-Immokalee-Marco Island 168 168 90.2% - - LA Fitness $21.05 Shoppes of Pebblebrook Plaza O 50% FL Naples-Immokalee-Marco Island 77 38 100.0% - 61 Publix $15.25 Pine Island FL Miami-Fort Lauderdale-West Palm Beach 255 255 96.9% - 40 Publix, Burlington Coat Factory $14.40 Pine Ridge Square FL Miami-Fort Lauderdale-West Palm Beach 118 118 96.6% - 17 The Fresh Market $17.72 Pine Tree Plaza FL Jacksonville 63 63 90.4% - 38 Publix $14.01 Pinecrest Place FL Miami-Fort Lauderdale-West Palm Beach 67 67 87.1% 173 46 Whole Foods, (Target) $37.81 Plaza Venezia C 20% FL Orlando-Kissimmee-Sanford 203 41 96.5% - 51 Publix $26.29 Point Royale Shopping Center FL Miami-Fort Lauderdale-West Palm Beach 202 202 97.0% - 45 Winn-Dixie, Burlington Coat Factory $15.23 Prosperity Centre FL Miami-Fort Lauderdale-West Palm Beach 124 124 93.5% - - Bed, Bath & Beyond $21.00 Regency Square FL Tampa-St. Petersburg-Clearwater 352 352 98.6% 66 - AMC Theater, Michaels, (Best Buy), (Macdill) $17.28 Ryanwood Square FL Sebastian-Vero Beach 115 115 88.8% - 40 Publix $11.20 Salerno Village FL Port St. Lucie 5 5 100.0% - - -- $16.53 Sawgrass Promenade FL Miami-Fort Lauderdale-West Palm Beach 107 107 91.5% - 36 Publix $12.37 Seminole Shoppes O 50% FL Jacksonville 87 44 98.4% - 54 Publix $22.79 Sheridan Plaza FL Miami-Fort Lauderdale-West Palm Beach 506 506 94.1% - 66 Publix, Kohl's, LA Fitness $17.93 Shoppes @ 104 FL Miami-Fort Lauderdale-West Palm Beach 112 112 100.0% - 46 Winn-Dixie $18.75 Shoppes at Bartram Park O 50% FL Jacksonville 130 65 97.7% 97 45 Publix, (Kohl's) $19.87 Shoppes at Lago Mar FL Miami-Fort Lauderdale-West Palm Beach 83 83 97.3% - 42 Publix $15.57 Shoppes at Sunlake Centre FL Tampa-St. Petersburg-Clearwater 98 98 100.0% - 46 Publix $20.81 Shoppes of Jonathan's Landing FL Miami-Fort Lauderdale-West Palm Beach 27 27 100.0% 54 54 (Publix) $24.54 Shoppes of Oakbrook FL Miami-Fort Lauderdale-West Palm Beach 200 200 99.4% - 44 Publix, Stein Mart $16.69 Shoppes of Silver Lakes FL Miami-Fort Lauderdale-West Palm Beach 127 127 96.7% - 48 Publix $19.13 Shoppes of Sunset FL Miami-Fort Lauderdale-West Palm Beach 22 22 77.7% - - -- $25.70 Shoppes of Sunset II FL Miami-Fort Lauderdale-West Palm Beach 28 28 63.8% - - -- $22.74 Shops at John's Creek FL Jacksonville 15 15 100.0% - - -- $22.84 Shops at Skylake FL Miami-Fort Lauderdale-West Palm Beach 287 287 91.4% - 51 Publix, LA Fitness $22.35 South Beach Regional FL Jacksonville 308 308 98.8% - 13 Trader Joe's, Home Depot, Steain Mart $14.89 South Point FL Sebastian-Vero Beach 65 65 95.7% - 45 Publix $15.75 Starke FL Other 13 13 100.0% - - -- $25.56 Suncoast Crossing FL Tampa-St. Petersburg-Clearwater 118 118 97.6% 143 - Kohl's, (Target) $5.28 Tamarac Town Square FL Miami-Fort Lauderdale-West Palm Beach 125 125 73.8% - 38 Publix $12.90 The Grove NYC 30% FL Orlando-Kissimmee-Sanford 152 46 100.0% - 52 Publix, LA Fitness $16.72 The Plaza at St. Lucie West FL Port St. Lucie 27 27 100.0% - - -- $22.49 Town and Country FL Orlando-Kissimmee-Sanford 78 78 100.0% - - Ross Dress for Less $10.47 Town Square FL Tampa-St. Petersburg-Clearwater 44 44 100.0% - - -- $31.82 Treasure Coast Plaza FL Sebastian-Vero Beach 134 134 94.7% - 59 Publix $15.55 Unigold Shopping Center FL Orlando-Kissimmee-Sanford 114 114 95.0% - 31 Lucky's $15.61 University Commons FL Miami-Fort Lauderdale-West Palm Beach 180 180 100.0% - 51 Whole Foods, Nordstrom Rack $31.53 Veranda Shoppes NYC 30% FL Miami-Fort Lauderdale-West Palm Beach 45 13 100.0% - 29 Publix $27.45 Village Center FL Tampa-St. Petersburg-Clearwater 187 187 95.7% - 36 Publix $19.99 Waterstone Plaza FL Miami-Fort Lauderdale-West Palm Beach 61 61 100.0% - 46 Publix $16.57 Welleby Plaza FL Miami-Fort Lauderdale-West Palm Beach 110 110 96.6% - 47 Publix $13.51 Wellington Town Square FL Miami-Fort Lauderdale-West Palm Beach 112 112 100.0% - 45 Publix $24.07 West Bird Plaza FL Miami-Fort Lauderdale-West Palm Beach 100 100 89.2% - 38 Publix $18.79 West Lake Shopping Center FL Miami-Fort Lauderdale-West Palm Beach 101 101 95.0% - 46 Winn-Dixie $18.72 Westchase FL Tampa-St. Petersburg-Clearwater 79 79 100.0% - 51 Publix $16.65 Westport Plaza FL Miami-Fort Lauderdale-West Palm Beach 47 47 100.0% - 28 Publix $18.87 Willa Springs USAA 20% FL Orlando-Kissimmee-Sanford 90 18 100.0% - 44 Publix $20.81 Young Circle Shopping Center FL Miami-Fort Lauderdale-West Palm Beach 65 65 95.5% - 23 Publix $15.70 FL 11,878 11,163 95.2% 95.4% 1,285 3,449 25

Portfolio Summary Report By State September 30, 2018 (GLA in thousands) REG's pro-rata REG's pro- REG's pro-rata JVs at 100% share rata share share % Leased - Retail Retailer- Grocery REG Operating Owned Anchor Property Name JV % State CBSA GLA GLA % Leased Properties GLA GLA Major Tenants(1) Avg. Base Rent PSF Ashford Place GA Atlanta-Sandy Springs-Roswell 53 53 100.0% - - -- $21.62 Briarcliff La Vista GA Atlanta-Sandy Springs-Roswell 43 43 100.0% - - -- $20.43 Briarcliff Village GA Atlanta-Sandy Springs-Roswell 190 190 98.4% - 43 Publix $16.33 Bridgemill Market GA Atlanta-Sandy Springs-Roswell 89 89 90.3% - 38 Publix $15.96 Brighten Park GA Atlanta-Sandy Springs-Roswell 137 137 97.1% - 25 The Fresh Market $25.91 Buckhead Court GA Atlanta-Sandy Springs-Roswell 49 49 100.0% - - -- $26.23 Buckhead Station GA Atlanta-Sandy Springs-Roswell 234 234 100.0% - - Nordstrom Rack, TJ Maxx, Bed, Bath & Beyond $24.12 Cambridge Square GA Atlanta-Sandy Springs-Roswell 71 71 100.0% - 41 Kroger $15.41 Chastain Square GA Atlanta-Sandy Springs-Roswell 92 92 98.4% - 37 Publix $21.68 Cornerstone Square GA Atlanta-Sandy Springs-Roswell 80 80 100.0% - 18 Aldi $17.22 Sope Creek Crossing GA Atlanta-Sandy Springs-Roswell 99 99 91.9% - 45 Publix $16.08 Dunwoody Hall USAA 20% GA Atlanta-Sandy Springs-Roswell 86 17 83.8% - 44 Publix $19.82 Dunwoody Village GA Atlanta-Sandy Springs-Roswell 121 121 94.3% - 18 The Fresh Market $19.65 Howell Mill Village GA Atlanta-Sandy Springs-Roswell 92 92 97.1% - 31 Publix $22.63 Paces Ferry Plaza GA Atlanta-Sandy Springs-Roswell 82 82 96.5% - 30 365 by Whole Foods $35.13 Piedmont Peachtree Crossing GA Atlanta-Sandy Springs-Roswell 152 152 84.3% - 56 Kroger $21.50 Powers Ferry Square GA Atlanta-Sandy Springs-Roswell 101 101 100.0% - - -- $31.60 Powers Ferry Village GA Atlanta-Sandy Springs-Roswell 79 79 100.0% - 48 Publix $14.71 Russell Ridge GA Atlanta-Sandy Springs-Roswell 101 101 96.7% - 63 Kroger $12.95 Sandy Springs GA Atlanta-Sandy Springs-Roswell 116 116 92.2% - 12 Trader Joe's $22.70 The Shops at Hampton Oaks GA Atlanta-Sandy Springs-Roswell 21 21 49.6% - - -- $11.08 Williamsburg at Dunwoody GA Atlanta-Sandy Springs-Roswell 45 45 81.3% - - -- $25.21 GA 2,133 2,065 95.4% 95.4% - 550 Civic Center Plaza GRI 40% IL Chicago-Naperville-Elgin 265 106 97.7% - 87 Super H Mart, Home Depot $11.18 Clybourn Commons IL Chicago-Naperville-Elgin 32 32 89.9% - - -- $37.37 Glen Oak Plaza IL Chicago-Naperville-Elgin 63 63 96.6% - 12 Trader Joe's $23.98 Hinsdale IL Chicago-Naperville-Elgin 179 179 90.4% - 57 Whole Foods $15.31 Mellody Farm IL Chicago-Naperville-Elgin 268 268 69.7% - 45 Whole Foods $25.23 Riverside Sq & River's Edge GRI 40% IL Chicago-Naperville-Elgin 169 68 91.1% - 74 Mariano's Fresh Market $16.28 Roscoe Square GRI 40% IL Chicago-Naperville-Elgin 140 56 97.5% - 51 Mariano's Fresh Market $21.27 Stonebrook Plaza Shopping Center GRI 40% IL Chicago-Naperville-Elgin 96 38 86.2% - 63 Jewel-Osco $11.90 Westchester Commons IL Chicago-Naperville-Elgin 139 139 92.4% - 51 Mariano's Fresh Market $18.01 Willow Festival IL Chicago-Naperville-Elgin 404 404 98.2% - 60 Whole Foods, Lowe's $17.86 IL 1,755 1,353 89.9% 94.9% - 501 Shops on Main M 93% IN Chicago-Naperville-Elgin 254 254 97.7% - 40 Whole Foods, Dick's Sporting Goods $15.64 Willow Lake Shopping Center GRI 40% IN Indianapolis-Carmel-Anderson 86 34 100.0% 64 64 (Kroger) $17.44 Willow Lake West Shopping Center GRI 40% IN Indianapolis-Carmel-Anderson 53 21 100.0% - 12 Trader Joe's $25.84 IN 393 310 98.1% 98.1% 64 116 Ambassador Row LA Lafayette 195 195 93.5% - - -- $12.17 Ambassador Row Courtyards LA Lafayette 150 150 82.2% - - Bed Bath & Beyond $10.29 Bluebonnet Village LA Baton Rouge 102 102 94.6% - 33 Rouses Market $14.05 Elmwood Oaks Shopping Center LA New Orleans-Metairie 136 136 100.0% - - Academy Sports $10.08 Siegen Village LA Baton Rouge 170 170 98.9% - - -- $11.23 LA 753 753 93.8% 93.8% - 33 Fellsway Plaza M 75% MA Boston-Cambridge-Newton 155 155 100.0% - 61 Stop & Shop $22.79 Wegmans, BJ's Wholesale Club, Kohl's,Dick's Sporting Northborough Crossing NYC 30% MA Worcester 646 194 98.2% - 139 $13.19 Goods, Pottery Barn Outlet Old Connecticut Path NYC 30% MA Boston-Cambridge-Newton 80 24 100.0% - 66 Stop & Shop $21.30 Shaw's at Plymouth MA Boston-Cambridge-Newton 60 60 100.0% - 60 Shaw's $17.58 Shops at Saugus MA Boston-Cambridge-Newton 87 87 96.0% - 11 Trader Joe's $29.62 Star's at Cambridge MA Boston-Cambridge-Newton 66 66 100.0% - 66 Star Market $37.44 Star's at Quincy MA Boston-Cambridge-Newton 101 101 100.0% - 101 Star Market $21.48 Star's at West Roxbury MA Boston-Cambridge-Newton 76 76 100.0% - 55 Star Market $24.69 The Abbot (fka The Collection at Harvard Square) MA Boston-Cambridge-Newton 41 41 88.7% - - -- $59.38 Twin City Plaza MA Boston-Cambridge-Newton 285 285 100.0% - 63 Shaw's, Marshall's $19.90 Whole Foods at Swampscott MA Boston-Cambridge-Newton 36 36 100.0% - 36 Whole Foods $24.95 MA 1,633 1,124 99.0% 99.0% - 657 Burnt Mills C 20% MD Washington-Arlington-Alexandria 31 6 100.0% - 9 Trader Joe's $39.13 Cloppers Mill Village GRI 40% MD Washington-Arlington-Alexandria 137 55 99.0% - 70 Shoppers Food Warehouse $18.17 Festival at Woodholme GRI 40% MD Baltimore-Columbia-Towson 81 32 98.5% - 10 Trader Joe's $39.35 Firstfield Shopping Center GRI 40% MD Washington-Arlington-Alexandria 22 9 100.0% - - -- $40.11 King Farm Village Center RC 25% MD Washington-Arlington-Alexandria 118 30 90.1% - 54 Safeway $25.63 Parkville Shopping Center GRI 40% MD Baltimore-Columbia-Towson 165 66 92.1% - 41 Giant Food $16.69 Southside Marketplace GRI 40% MD Baltimore-Columbia-Towson 125 50 97.4% - 44 Shoppers Food Warehouse $20.82 Takoma Park GRI 40% MD Washington-Arlington-Alexandria 104 42 99.2% - 64 Shoppers Food Warehouse $13.37 Valley Centre GRI 40% MD Baltimore-Columbia-Towson 220 88 82.6% - 18 Aldi, TJ Maxx $17.51 Village at Lee Airpark MD Baltimore-Columbia-Towson 117 117 99.0% 75 63 Giant Food, (Sunrise) $28.06 Watkins Park Plaza GRI 40% MD Washington-Arlington-Alexandria 111 45 96.3% - - LA Fitness $26.09 Westwood - Manor Care MD Washington-Arlington-Alexandria 41 41 0.0% - - -- $0.00 Westwood Shopping Center MD Washington-Arlington-Alexandria 213 213 94.3% - 55 Giant Food $48.05 Woodmoor Shopping Center GRI 40% MD Washington-Arlington-Alexandria 69 28 98.1% - - -- $31.66 MD 1,556 821 89.9% 94.7% 75 428 Fenton Marketplace MI Flint 97 97 100.0% - - Family Farm & Home $8.30 MI 97 97 100.0% 100.0% - - 26

Portfolio Summary Report By State September 30, 2018 (GLA in thousands) REG's pro-rata REG's pro- REG's pro-rata JVs at 100% share rata share share % Leased - Retail Retailer- Grocery REG Operating Owned Anchor Property Name JV % State CBSA GLA GLA % Leased Properties GLA GLA Major Tenants(1) Avg. Base Rent PSF Jo-Ann Fabrics, Experience Fitness, (Burlington Coat Apple Valley Square RC 25% MN Minneapolis-St. Paul-Bloomington 185 46 90.6% 87 - $14.60 Factory) Calhoun Commons RC 25% MN Minneapolis-St. Paul-Bloomington 66 17 100.0%-50Whole Foods $24.44 Colonial Square GRI 40% MN Minneapolis-St. Paul-Bloomington 93 37 98.6%-44 Lund's $23.50 Rockford Road Plaza GRI 40% MN Minneapolis-St. Paul-Bloomington 204 82 100.0% - - Kohl's $12.77 Rockridge Center C 20% MN Minneapolis-St. Paul-Bloomington 125 25 95.9%-89Cub Foods $13.13 MN 674 207 97.2% 97.2% 87 183 Brentwood Plaza MO St. Louis 60 60 100.0% - 52 Schnucks $10.72 Bridgeton MO St. Louis 71 71 100.0% 130 63 Schnucks, (Home Depot) $12.13 Dardenne Crossing MO St. Louis 67 67 100.0% - 63 Schnucks $10.93 Kirkwood Commons MO St. Louis 210 210 100.0% 258 - Wal-Mart, (Target), (Lowe's) $10.14 MO 408 408 100.0% 100.0% 388 179 Cameron Village C 30% NC Raleigh 558 167 97.8% - 87 Harris Teeter, The Fresh Market $22.82 Carmel Commons NC Charlotte-Concord-Gastonia 133 133 100.0% - 14 The Fresh Market $20.75 Cochran Commons C 20% NC Charlotte-Concord-Gastonia 66 13 97.4% - 42 Harris Teeter $16.35 Market at Colonnade Center NC Raleigh 58 58 100.0% - 40 Whole Foods $27.35 Glenwood Village NC Raleigh 43 43 100.0% - 28 Harris Teeter $16.54 Harris Crossing NC Raleigh 65 65 96.0% - 53 Harris Teeter $8.97 Holly Park M 99% NC Raleigh 160 160 82.9% - 12 Trader Joe's $16.64 Lake Pine Plaza NC Raleigh 88 88 96.8% - 58 Kroger $12.54 Midtown East O 50% NC Raleigh 174 87 77.3% - 120 Wegmans $17.33 Phillips Place O 50% NC Charlotte-Concord-Gastonia 133 67 84.3% - - -- $33.71 Providence Commons RC 25% NC Charlotte-Concord-Gastonia 74 19 100.0% - 50 Harris Teeter $18.54 Ridgewood Shopping Center C 20% NC Raleigh 93 19 91.1% - 30 Whole Foods $16.40 Shops at Erwin Mill M 55% NC Durham-Chapel Hill 87 87 100.0% - 53 Harris Teeter $17.77 Shoppes of Kildaire GRI 40% NC Raleigh 145 58 80.9% - 19 Trader Joe's $19.67 Southpoint Crossing NC Durham-Chapel Hill 103 103 100.0% - 59 Kroger $16.26 Sutton Square C 20% NC Raleigh 101 20 98.7% - 24 The Fresh Market $19.16 Village Plaza C 20% NC Durham-Chapel Hill 75 15 86.8% - 42 Whole Foods $18.89 Willow Oaks NC Charlotte-Concord-Gastonia 69 69 94.9% - 49 Publix $17.02 Woodcroft Shopping Center NC Durham-Chapel Hill 90 90 95.8% - 41 Food Lion $13.14 NC 2,314 1,359 93.0% 94.6% - 821 Chimney Rock NJ New York-Newark-Jersey City 218 218 96.9% - 50 Whole Foods, Nordstrom Rack $34.56 District at Metuchen C 20% NJ New York-Newark-Jersey City 67 13 100.0% - 44 - $29.12 Haddon Commons GRI 40% NJ Philadelphia-Camden-Wilmington 54 22 100.0% - 34 Acme Markets $13.73 Plaza Square GRI 40% NJ New York-Newark-Jersey City 104 42 92.9% - 60 Shop Rite $22.42 Riverfront Plaza NYC 30% NJ New York-Newark-Jersey City 129 39 95.9% - 70 ShopRite $25.40 NJ 571 333 96.6% 96.6% - 258 101 7th Avenue NY New York-Newark-Jersey City 57 57 100.0% - - Barney's New York $79.13 1175 Third Avenue NY New York-Newark-Jersey City 25 25 100.0% - 25 The Food Emporium $116.62 1225-1239 Second Ave NY New York-Newark-Jersey City 18 18 100.0% - - -- $116.47 90 - 30 Metropolitan Avenue NY New York-Newark-Jersey City 60 60 93.9% - 11 Trader Joe's $34.27 Broadway Plaza NY New York-Newark-Jersey City 147 147 97.2% - 18 Aldi $35.59 Clocktower Plaza Shopping Ctr NY New York-Newark-Jersey City 79 79 93.6% - 63 Stop & Shop $48.02 Gallery At Westbury Plaza NY New York-Newark-Jersey City 312 312 100.0% - 13 Trader Joe's, Nordstrom Rack $48.32 Hewlett Crossing I & II NY New York-Newark-Jersey City 53 53 96.3% - - Petco $35.75 Rivertowns Square NY New York-Newark-Jersey City 116 116 89.0% - 18 Brooklyn Harvest Market, Ipic Theaters $34.81 The Point at Garden City Park NY New York-Newark-Jersey City 105 105 100.0% - 52 King Kullen $21.61 Lake Grove Commons GRI 40% NY New York-Newark-Jersey City 141 57 100.0% - 48 Whole Foods, LA Fitness $32.78 Westbury Plaza NY New York-Newark-Jersey City 394 394 100.0% - 110 Wal-Mart, Costco, Marshalls, Total Wine and More $24.41 NY 1509 1424 98.2% 98.1% - 357 Cherry Grove OH Cincinnati 196 196 99.0% - 66 Kroger $12.06 East Pointe OH Columbus 107 107 100.0% - 59 Kroger $10.43 Hyde Park OH Cincinnati 397 397 98.9% - 169 Kroger, Remke Markets $16.03 Kroger New Albany Center M 50% OH Columbus 93 93 100.0% - 65 Kroger $12.65 Maxtown Road (Northgate) OH Columbus 114 114 98.2% 90 62 Kroger, (Home Depot) $11.28 Red Bank Village OH Cincinnati 176 176 100.0% - - Wal-Mart $7.51 Regency Commons OH Cincinnati 34 34 95.2% - - -- $25.43 West Chester Plaza OH Cincinnati 88 88 100.0% - 67 Kroger $9.90 OH 1,205 1,205 99.2% 99.2% 90 489 Corvallis Market Center OR Corvallis 85 85 100.0% - 12 Trader Joe's $20.98 Greenway Town Center GRI 40% OR Portland-Vancouver-Hillsboro 93 37 100.0% - 38 Whole Foods $15.12 Murrayhill Marketplace OR Portland-Vancouver-Hillsboro 150 150 83.8% - 41 Safeway $18.10 Northgate Marketplace OR Medford 81 81 100.0% - 13 Trader Joe's $23.12 Northgate Marketplace Ph II OR Medford 177 177 96.2% - - Dick's Sporting Goods $15.38 Sherwood Crossroads OR Portland-Vancouver-Hillsboro 88 88 98.4% - 55 Safeway $11.29 Tanasbourne Market OR Portland-Vancouver-Hillsboro 71 71 100.0% - 57 Whole Foods $30.11 Walker Center OR Portland-Vancouver-Hillsboro 90 90 100.0% - - Bed, Bath & Beyond $20.85 OR 835 779 96.1% 95.8% - 215 Allen Street Shopping Center GRI 40% PA Allentown-Bethlehem-Easton 46 18 100.0% - 22 Ahart's Market $14.98 City Avenue Shopping Center GRI 40% PA Philadelphia-Camden-Wilmington 162 65 94.2% - - Ross Dress for Less $20.90 Gateway Shopping Center PA Philadelphia-Camden-Wilmington 221 221 97.9% - 11 Trader Joe's $31.61 Hershey PA Other 6 6 100.0% - - -- $28.00 Lower Nazareth Commons PA Allentown-Bethlehem-Easton 90 90 98.7% 244 111 (Wegmans), (Target) $25.70 Mercer Square Shopping Center GRI 40% PA Philadelphia-Camden-Wilmington 91 37 96.7% - 51 Weis Markets $24.01 Newtown Square Shopping Center GRI 40% PA Philadelphia-Camden-Wilmington 143 57 89.1% - 56 Acme Markets $18.67 Stefko Boulevard Shopping Center GRI 40% PA Allentown-Bethlehem-Easton 134 54 94.0% - 73 Valley Farm Market $7.97 Warwick Square Shopping Center GRI 40% PA Philadelphia-Camden-Wilmington 90 36 97.1% - 51 Giant Food $21.16 PA 983 584 95.5% 96.3% 244 375 27

Portfolio Summary Report By State September 30, 2018 (GLA in thousands) REG's pro-rata REG's pro- REG's pro-rata JVs at 100% share rata share share % Leased - Retail Retailer- Grocery REG Operating Owned Anchor Property Name JV % State CBSA GLA GLA % Leased Properties GLA GLA Major Tenants(1) Avg. Base Rent PSF Indigo Square SC Charleston-North Charleston 51 51 76.1% - 22 -- $27.73 Merchants Village GRI 40% SC Charleston-North Charleston 80 32 100.0% - 38 Publix $16.65 SC 131 83 90.6% 100.0% - 59 Harpeth Village Fieldstone TN Nashville-Davidson--Murfreesboro--Franklin 70 70 100.0% - 55 Publix $15.53 Northlake Village TN Nashville-Davidson--Murfreesboro--Franklin 138 138 98.0% - 75 Kroger $13.94 Peartree Village TN Nashville-Davidson--Murfreesboro--Franklin 110 110 100.0% - 84 Kroger $19.83 TN 318 318 99.1% 99.1% - 214 Alden Bridge USAA 20% TX Houston-The Woodlands-Sugar Land 139 28 100.0% - 68 Kroger $20.31 Bethany Park Place USAA 20% TX Dallas-Fort Worth-Arlington 99 20 100.0% - 83 Kroger $11.80 CityLine Market TX Dallas-Fort Worth-Arlington 81 81 100.0% - 40 Whole Foods $27.35 CityLine Market Phase II TX Dallas-Fort Worth-Arlington 22 22 100.0% - - -- $26.57 Cochran's Crossing TX Houston-The Woodlands-Sugar Land 138 138 96.4% - 63 Kroger $18.08 Hancock TX Austin-Round Rock 410 410 98.9% - 90 H.E.B., Sears $15.86 Hickory Creek Plaza TX Dallas-Fort Worth-Arlington 28 28 100.0% 81 81 (Kroger) $25.92 Hillcrest Village TX Dallas-Fort Worth-Arlington 15 15 100.0% - - -- $47.33 Indian Springs Center TX Houston-The Woodlands-Sugar Land 137 137 100.0% - 79 H.E.B. $24.27 Keller Town Center TX Dallas-Fort Worth-Arlington 120 120 99.0% - 64 Tom Thumb $15.93 Lebanon/Legacy Center TX Dallas-Fort Worth-Arlington 56 56 82.7% 63 63 (Wal-Mart) $26.77 Market at Preston Forest TX Dallas-Fort Worth-Arlington 96 96 98.9% - 64 Tom Thumb $20.73 Market at Round Rock TX Austin-Round Rock 123 123 97.2% - 30 Sprout's Markets $18.24 Market at Springwoods Village M 53% TX Houston-The Woodlands-Sugar Land 167 167 93.5% - 100 Kroger $14.88 Mockingbird Common TX Dallas-Fort Worth-Arlington 120 120 93.8% - 49 Tom Thumb $17.77 North Hills TX Austin-Round Rock 144 144 96.4% - 60 H.E.B. $22.70 Panther Creek TX Houston-The Woodlands-Sugar Land 166 166 100.0% - 66 Randall's Food $22.90 Prestonbrook TX Dallas-Fort Worth-Arlington 92 92 93.1% - 64 Kroger $14.06 Preston Oaks TX Dallas-Fort Worth-Arlington 104 104 99.5% - 30 H.E.B. Central Market $33.49 Shiloh Springs USAA 20% TX Dallas-Fort Worth-Arlington 110 22 89.5% - 61 Kroger $14.11 Shops at Mira Vista TX Austin-Round Rock 68 68 100.0% - 15 Trader Joe's $22.41 Southpark at Cinco Ranch TX Houston-The Woodlands-Sugar Land 265 265 98.8% - 101 Kroger, Academy Sports $13.61 Sterling Ridge TX Houston-The Woodlands-Sugar Land 129 129 98.5% - 63 Kroger $20.64 Sweetwater Plaza C 20% TX Houston-The Woodlands-Sugar Land 134 27 100.0% - 65 Kroger $17.67 Tech Ridge Center TX Austin-Round Rock 185 185 96.6% - 84 H.E.B. $23.76 The Village at Riverstone TX Houston-The Woodlands-Sugar Land 167 167 90.6% - 100 Kroger $14.14 Weslayan Plaza East GRI 40% TX Houston-The Woodlands-Sugar Land 169 68 100.0% - - Berings $20.17 Weslayan Plaza West GRI 40% TX Houston-The Woodlands-Sugar Land 186 74 88.5% - 52 Randall's Food $19.88 Westwood Village TX Houston-The Woodlands-Sugar Land 187 187 97.2% 127 - (Target) $19.44 Woodway Collection GRI 40% TX Houston-The Woodlands-Sugar Land 97 39 100.0% - 45 Whole Foods $28.95 TX 3,953 3,296 97.0% 97.6% 271 1,682 Ashburn Farm Market Center VA Washington-Arlington-Alexandria 92 92 98.3% - 49 Giant Food $26.32 Ashburn Farm Village Center GRI 40% VA Washington-Arlington-Alexandria 89 36 100.0% - 57 Global Food $14.65 Belmont Chase VA Washington-Arlington-Alexandria 91 91 100.0% - 40 Whole Foods $30.72 Braemar Shopping Center RC 25% VA Washington-Arlington-Alexandria 96 24 97.9% - 58 Safeway $21.87 Centre Ridge Marketplace GRI 40% VA Washington-Arlington-Alexandria 107 43 98.9% - 55 --- $18.88 Culpeper Colonnade VA Washington-Arlington-Alexandria 171 171 100.0% 127 70 Martin's, Dick's Sporting Goods, (Target) $15.52 Point 50 (fka Fairfax Shopping Center) VA Washington-Arlington-Alexandria 48 48 0.0% - - -- $0.00 Festival at Manchester Lakes GRI 40% VA Washington-Arlington-Alexandria 169 67 93.9% - 65 Shoppers Food Warehouse $27.83 Fox Mill Shopping Center GRI 40% VA Washington-Arlington-Alexandria 103 41 98.1% - 50 Giant Food $25.17 Gayton Crossing GRI 40% VA Richmond 158 63 87.7% 55 38 (Kroger) $16.67 Greenbriar Town Center GRI 40% VA Washington-Arlington-Alexandria 340 136 98.0% - 62 Giant Food $26.14 Hanover Village Shopping Center GRI 40% VA Richmond 90 36 100.0% - 18 Aldi $9.18 Hollymead Town Center C 20% VA Charlottesville 154 31 94.7% 143 61 Harris Teeter, (Target) $22.97 Kamp Washington Shopping Center GRI 40% VA Washington-Arlington-Alexandria 72 29 95.3% - 20 Earth Fare $37.70 Kings Park Shopping Center GRI 40% VA Washington-Arlington-Alexandria 93 37 98.0% - 28 Giant Food $29.01 Lorton Station Marketplace C 20% VA Washington-Arlington-Alexandria 132 26 90.5% - 63 Shoppers Food Warehouse $23.57 Market Common Clarendon VA Washington-Arlington-Alexandria 393 393 69.5% - 34 Whole Foods, Crate & Barrel $33.63 Saratoga Shopping Center GRI 40% VA Washington-Arlington-Alexandria 113 45 100.0% - 56 Giant Food $20.69 Shops at County Center VA Washington-Arlington-Alexandria 97 97 87.0% - 52 Harris Teeter $19.89 Stonewall (fka Shops at Stonewall) VA Washington-Arlington-Alexandria 321 321 100.0% - 140 Wegmans, Dick's Sporting Goods $17.08 The Field at Commonwealth VA Washington-Arlington-Alexandria 167 167 87.3% - 140 Wegmans $18.40 Town Center at Sterling Shopping Center GRI 40% VA Washington-Arlington-Alexandria 187 75 85.6% - 47 Giant Food $21.60 Village Center at Dulles C 20% VA Washington-Arlington-Alexandria 301 60 92.3% - 48 Gold's Gym, Giant $27.84 Village Shopping Center GRI 40% VA Richmond 111 44 93.8% - 45 Martin's $24.34 Willston Centre I GRI 40% VA Washington-Arlington-Alexandria 105 42 95.2% - - -- $25.77 Willston Centre II GRI 40% VA Washington-Arlington-Alexandria 136 54 97.9% 141 59 Safeway, (Target) $25.47 VA 3,937 2,271 91.5% 89.3% 465 1,355 28

Portfolio Summary Report By State September 30, 2018 (GLA in thousands) REG's pro-rata REG's pro- REG's pro-rata JVs at 100% share rata share share % Leased - Retail Retailer- Grocery REG Operating Owned Anchor Property Name JV % State CBSA GLA GLA % Leased Properties GLA GLA Major Tenants(1) Avg. Base Rent PSF Aurora Marketplace GRI 40% WA Seattle-Tacoma-Bellevue 107 43 100.0% - 49 Safeway $16.35 Ballard Blocks I O 50% WA Seattle-Tacoma-Bellevue 132 66 94.6% Trader Joe's, LA Fitness $23.85 Ballard Blocks II O 50% WA Seattle-Tacoma-Bellevue 114 57 57.3% PCC Community Markets $32.60 Broadway Market C 20% WA Seattle-Tacoma-Bellevue 140 28 96.8% - 64 Quality Food Centers $24.67 Cascade Plaza C 20% WA Seattle-Tacoma-Bellevue 206 41 95.6% - 49 Safeway $12.20 Eastgate Plaza GRI 40% WA Seattle-Tacoma-Bellevue 79 31 100.0% - 29 Safeway $27.43 Grand Ridge WA Seattle-Tacoma-Bellevue 331 331 100.0% - 45 Safeway, Regal Cinemas $24.20 Inglewood Plaza WA Seattle-Tacoma-Bellevue 17 17 93.7% - - -- $39.39 Klahanie Shopping Center WA Seattle-Tacoma-Bellevue 67 67 98.4% 40 40 (QFC) $32.33 Overlake Fashion Plaza GRI 40% WA Seattle-Tacoma-Bellevue 81 32 100.0% 230 - (Sears) $24.56 Pine Lake Village WA Seattle-Tacoma-Bellevue 103 103 97.0% - 41 Quality Food Centers $23.94 Roosevelt Square WA Seattle-Tacoma-Bellevue 148 148 100.0% - 50 Whole Foods $23.09 Sammamish-Highlands WA Seattle-Tacoma-Bellevue 101 101 100.0% 55 67 (Safeway) $33.63 Southcenter WA Seattle-Tacoma-Bellevue 58 58 100.0% 112 - (Target) $29.64 WA 1,684 1,124 96.8% 98.9% 437 433 $23.86 Regency Centers Total 53,647 43,523 95.4% 95.9% 4,590 16,586 $21.59 (1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property. Note: In-process developments are bolded and italicized. C: Co-investment Partnership with Oregon GRI: Co-investment Partnership with GRI M: Co-investment Partnership with Minority Partner NYC: Co-investment Partnership with NYCRF O: Other, single property co-investment Partnerships RC: Co-investment Partnership with CalSTRS RLP: Co-investment Partnership with Rider USAA: Co-investment Partnership with USAA 29

Components of Net Asset Value (NAV) As of September 30, 2018 (unaudited and in thousands) Real Estate - Operating Operating Portfolio NOI excluding Straight-line Rent and Above/Below Market Rent - Current Quarter Wholly Owned NOI (page 5) $ 183,242 Share of JV NOI (page 7) $ 24,347 Less: Noncontrolling Interests (page 7) $ (1,724) Development Completions (page 16) $ 429 Base Rent from leases signed but not yet rent-paying - Current Quarter Retail Operating Properties including redevelopments $ 4,009 Real Estate - Development In Process Development Projects In Process Construction in Progress (page 17) $ 219,651 Project Costs Not Yet Funded 58,634 Estimated Net Development Costs after JV Buyout (page 16) $ 278,285 Estimated Incremental Stabilized Yield (page 16) 7.4% Annualized Proforma Stabilized NOI $ 20,593 NOI from Development Projects In Process - Current Quarter In-place NOI from Developments In Process(1) (page 16) $ 757 Fee Income Third-Party Management Fees and Commissions - Current Quarter (page 5) $ 6,954 Less: Share of JV's Total fee income - Current Quarter (page 7) $ (294) Other Assets Estimated Market Value of Undeveloped Land(1) Land held for sale or future development $ 72,098 Outparcels at retail operating properties 15,727 Total Estimated Market Value of Undeveloped Land$ 87,825 Wholly Owned Assets (page 3) Cash and Cash Equivalents $ 44,486 Accounts Receivable, net $ 60,528 Other Assets $ 109,016 Share of JV Assets (page 6) Cash and Cash Equivalents $ 18,180 Accounts Receivable, net $ 4,844 Other Assets $ 14,018 Less: Noncontrolling Interests (page 6) $ (5,553) Liabilities Wholly Owned Debt Outstanding (page 11) Mortgage Loans $ 527,378 Unsecured Public/Private Notes 2,500,000 Unsecured Credit Facilities 710,000 Total Wholly Owned Debt Outstanding $ 3,737,378 Share of JV Debt Outstanding (page 14) $ 529,343 Other Wholly Owned Liabilities (page 3) Accounts Payable and Other Liabilities $ 236,250 Tenants' Security and Escrow Deposits $ 43,988 Other Share of JV Accounts Liabilities (page 6) Accounts Payable and Other Liabilities $ 30,346 Tenants' Security and Escrow Deposits $ 3,504 Less: Noncontrolling Interests (page 6) $ (45,586) Common Shares and Equivalants Outstanding Common Shares Outstanding (page 1) 169,792 (1)Not included in Properties in-Development on Balance Sheet 30

Earnings Guidance September 30, 2018 (in thousands, except per share data) Current Previous YTD 2018E 2018E Net Income / Share $1.00 $1.32 - $1.35 $1.32 - $1.36 NAREIT FFO / Share(1) $2.85 $3.76 - $3.79 $3.75 - $3.79 Operating FFO / Share $2.66 $3.51 - $3.54 $3.50 - $3.54 Same Property Same property NOI as adjusted growth without termination fees (pro-rata) 3.8% +/- 3.25% 2.75% - 3.25% Same property percent leased at period end (pro-rata) 95.9% +/- 95.5% 95.0% - 96.0% New Investments Development and Redevelopment starts (pro-rata) $59,035 $150,000 - $250,000 $150,000 - $250,000 Estimated yield (weighted average) 7.3% +/- 7.5% +/- 7.5% Share repurchases(2) $125,000 $125,000 $125,000 Acquisitions (pro-rata) $145,062 $145,062 +/- $136,000 Cap rate (weighted average) 4.9% 4.9% +/- 5.0% Disposition Activity Dispositions (pro-rata)(3) $142,850 +/- $300,000 +/- $275,000 Cap rate (weighted average) 7.9% +/- 8.00% +/- 7.50% Other Net interest expense (pro-rata) $130,235 $172,000 - $173,000 $172,000 - $173,000 Net G&A expense (pro-rata) $50,539 $65,000 - $68,000 $65,000 - $68,000 Recurring third party fees & commissions (pro-rata) $20,145 $26,000 - $27,000 $26,000 - $27,000 Certain non-cash items(4) (pro-rata) $43,223 $53,000 - $55,000 $53,000 - $55,000 (1) NAREIT FFO provides for comparability across the REIT sector. For purposes of consensus estimates, please report NAREIT FFO. (2) In Q1 2018, repurchased 2.145 million shares of common stock for $125 million as part of the Company's previously announced stock repurchase program. (3) Subsequent to quarter end, the Company sold two wholly-owned properties for a gross sale price of $51.9 million. On a year-to-date basis, including the property sales subsequent to quarter end, the Company has sold properties for a combined gross sales price of $194.7 million at a weighted average cap rate of 7.9%. (4) Includes above and below market rent amortization, straight-line rents and amortization of mark-to-market debt adjustments. Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements. 31

Reconciliation of Net Income to Earnings Guidance September 30, 2018 (per diluted share) Full Year NAREIT FFO and Operating FFO Guidance: 2018 Low High Net income attributable to common stockholders 1.32$ 1.35 Adjustments to reconcile net income to NAREIT FFO: Depreciation and amortization 2.29 2.29 Provision for impairment 0.17 0.17 Gain on sale of operating properties (0.02) (0.02) NAREIT Funds From Operations 3.76$ 3.79 Adjustments to reconcile NAREIT FFO to Operating FFO: Gain on sale of land (0.01) (0.01) Early extinguishment of debt 0.07 0.07 Other non-comparable costs 0.01 0.01 Straight line rent, net (0.10) (0.10) Market rent amortization, net (0.20) (0.20) Debt mark-to-market (0.02) (0.02) Operating Funds From Operations 3.51$ 3.54 32

Glossary of Terms September 30, 2018 Development Completion: A project in development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the project features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed a Retail Operating Property the following calendar year. Fixed Charge Coverage Ratio: Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders. NAREIT Funds From Operations (NAREIT FFO): NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO. Net Operating Income (NOI): The sum of base rent, percentage rent, and recoveries from tenants and other income, less operating and maintenance, real estate taxes, ground rent, and provision for doubtful accounts. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses. Non-Same Property: A property acquired, sold, or a Development Completion during either calendar year period being compared. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property. Operating EBITDAre (previously Adjusted EBITDA): NAREIT EBITDAre is a measure of REIT performance, which the NAREIT defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains and losses from sales of depreciable property; (v) and operating real estate impairments; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from NAREIT EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight- line rents. The Company provides a reconciliation of Net Income (Loss) to Operating EBITDAre. Operating Funds From Operations (Operating FFO): An additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-comparable items that affect the Company's period-over-period performance. Operating FFO excludes from NAREIT FFO: (i) transaction related income or expenses; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; (iv) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (v) other amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Operating FFO. Property In Development: Land or Retail Operating Properties in various stages of development and redevelopment including active pre-development activities. Retail Operating Property: Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses. Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all Projects In Development and Non-Same Properties. Same Property NOI as adjusted: For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI on a pro forma basis as if the merger had occurred January 1, 2017. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI and growth for future periods. See page ii for details of the pro forma adjustments for the non-ownerships periods of Equity One. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI as adjusted. 33